Nationwide Advisory Services, Inc.
Annual Report
98
Nationwide(R) Family of Funds
Photos: Mother & Child, Leaves & Watch.
LOGO: Nationwide

Photos: Compass, Hand Shake, Building.
Contents
----------------------------------------------
 1 Message to Our Shareholders
----------------------------------------------
 2 Fund Highlights
----------------------------------------------
 6 Mid Cap Growth Fund
----------------------------------------------
 8 Growth Fund
----------------------------------------------
10 Nationwide Fund
----------------------------------------------
13 Bond Fund
----------------------------------------------
16 Tax-Free Income Fund
----------------------------------------------
22 Intermediate U.S. Government Bond Fund
----------------------------------------------
24 Long-Term U.S. Government Bond Fund
----------------------------------------------
26 Money Market Fund
----------------------------------------------
30 Statement of Assets and Liabilities
----------------------------------------------
32 Statement of Operations
----------------------------------------------
34 Statement of Changes in Net Assets
----------------------------------------------
37 Notes to Financial Statements
----------------------------------------------
48 Financial Highlights
----------------------------------------------
56 Independent Auditors' Report
----------------------------------------------
57 Trustees and Officers
----------------------------------------------

ABOUT PERFORMANCE+
The performance of the funds, as reflected on pages 2-26, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the class A and B shares prior to such date has been restated for sales charges but not for fees applicable to class A and B. The reorganization of the funds took place on May 11, 1998. The predecessor to the Mid Cap Growth Fund was the Financial Horizons Investment Trust Growth Fund. The predecessor to the Long-Term U.S. Government Bond Fund was the Financial Horizons Investment Trust Government Bond Fund. The Nationwide Investing Foundation III funds were preceded by funds of the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which start on page 48.

This report is for the information of shareholders of the Nationwide(R) Family of Funds. It may be used as sales literature only when preceded or accompanies by a current prospectus, which gives further details about the funds.

Nationwide(R) is a registered Federal Service mark of Nationwide Mutual Insurance Company.

Message to Shareholders October 31, 1998

  In today's restless financial market, patience for the long term pays off. The third quarter of this year demonstrated this investing truism.
  The Dow Jones Industrial Average drop of 15.13 percent in August 1998 was the biggest monthly percentage decrease in over a decade. However, investors who remained in the market throughout the turbulent summer and fall reaped benefits this past October when the index jumped to 8592, a 9.56 percent increase. This was the best monthly percentage gain in more than 11 years and the biggest point gain ever.
  As for the future, we feel U.S. stocks will continue to face some hurdles, due in part to unrest in overseas markets. Our economy is, more than ever before, globally linked. Because of abrupt changes in the international economic environment and financial markets, the U.S. economy is now more vulnerable to external shocks. If Asia fails to revive and the U.S. and European economies slow more than currently anticipated, the global economy may barely grow next year. In addition, growth expectations in our country have been dampened. The gross domestic product (GDP) growth for 1999 is expected to be less than two percent -- smaller than the current three percent rate.
  The U.S. remains an unrivaled haven for international, as well as domestic, investments. This is primarily due to the quality of our products, the productivity of our workforce, and confidence in our financial markets.

PortfolioSelect
  To provide investors with an easy way of customizing a portfolio of mutual funds, PortfolioSelect(SM) by Nationwide was introduced earlier this year. This product offers 21 funds from leading money manage ment companies -- Nationwide, Fidelity, Dreyfus and Oppenheimer -- and gives shareholders more choices, a central location for their investments, portfolio diversification, and consolidated investment statements.

The Nationwide Fund -- A Strong Financial Presence
  One of the stars among Nationwide's mutual funds is the Nationwide Fund. Chuck Bath has managed the Nationwide Fund for more than 13 years. Bath follows a time-tested strategy of researching stocks and selecting investments for their consistency, steady growth and ability to earn solid returns over the long term. He discussed his investment philosophy and stock market observations during the August downturn on "Wall $treet Week With Louis Rukeyser." Bath and the Nationwide Fund also have been mentioned in many national publications including "Smart Money," "Financial Planning," "Barron's Online," "Barron's," "Dollar Signs," "USA Today" and "The Wall Street Journal."
  The Nationwide Fund's assets have doubled since December 1996 to $2.2 billion. For one-, three-, five- and 10-year periods, the Fund has outpaced S&P 500 returns -- some thing which fewer than 10% of all stock mutual funds can boast. The Nationwide Fund is consis tently grouped among top performers in its growth-and-income category.

Experienced Fund Managers
  In today's volatile stock market, it is important to have portfolio managers with experience -- managers who have been through some ups and downs. Many investors will be hard pressed to find a fund managed by someone with as much as four years of experience. In fact, out of the more than 9,000 stock and bond funds in existence today, managers of these funds have an average of 3.6 years of experience. Their experience does not extend as far back as the slump of 1990, let alone the crash of 1987.
  At Nationwide, we believe our fund managers' solid experience is a major reason for the stability and success of our fund family. On average, each of them has been actively involved in investment management at Nationwide for at least 15 years. During this time, their tenure at the helm of a Nationwide fund has averaged more than 11 years.
  Thank you for giving Nationwide Advisory Services, Inc. the opportunity to help meet your investment needs. For more information about the Nationwide funds or PortfolioSelect, please call 1-800-848-0920 or visit us on the Internet at www.nationwidefunds.com.

/S/ Dimon R. McFerson

Chairman
October 1998

Photo of: Dimon R. McFerson

Nationwide Stock Fund Highlights

Mid Cap Growth Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

12/88          9550           9550
1989          10107          10008
1990           8541           8261
1991          12528          11450
1992          13208          11899
1993          15134          13532
1994          16182          14430
1995          19672          17352
1996          23490          18594
1997          29047          21841
1998          30531          16818

The value of a long-term investment in the Mid Cap Growth Fund is illustrated in the chart above. A net investment of $10,000 made on 12/19/88 (the Fund's inception date) would have earned an average annual compound total return of 11.97% (including sales charge) for the period ended October 31, 1998. The chart above illustrates the growth of this investment to $30,531. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

o The Mid Cap Growth Fund focuses on mid-size companies with prospects for greater-than-average earnings growth potential.

o The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-size companies.

o Investors should consider this Fund if they are looking to maximize the growth of their capital; can accept short-term price fluctuations in exchange for long-term growth potential; and appreciate the portfolio diversification of mid-cap stocks, which do not always perform in line with large-cap equities.

o John M. Schaffner, the Fund's portfolio manager, defines the mid-cap universe as "consisting of stock with between $300 million and $8 billion in market capitalization. As a group, they don't always move in sync with large-cap stocks, which makes the Mid Cap Growth Fund an attractive diversification tool for many equity investors," he said.

o The Fund pays annual capital gain distributions, and quarterly dividends, if any.

Top Five Holdings
(Composition Subject to Change)
                                Value              %
-------------------------------------------------------
Schering-Plough Corp.           $823,000           8.6%
-------------------------------------------------------
ABR Information Services        $604,000           6.3%
-------------------------------------------------------
Advent Software, Inc.           $597,700           6.2%
-------------------------------------------------------
MCI WorldCom, Inc.              $497,250           5.2%
-------------------------------------------------------
Gartner Group, Inc.             $486,937           5.1%
-------------------------------------------------------
+ See legend on Table of Contents.




Growth Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

1988           9550           9550
1989          10615           9985
1990           9118           7984
1991          13070          10409
1992          13977          10812
1993          16235          12117
1994          17166          12345
1995          20772          14379
1996          23340          14510
1997          30836          17751
1998          35750          17425


The value of a long-term investment in the Growth Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1998, a net investment of $10,000 would have earned an average annual compound total return of 13.59% (including sales charge). The chart above illustrates the growth of this investment to $35,750. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

o The Growth Fund targets industry leaders with strong earnings growth potential and seeks long-term capital appreciation by investing primarily in equity securities of companies of all sizes.

o Investors should consider this Fund if they would like to maximize the growth of their capital; can accept short-term price fluctuations in exchange for long-term growth potential; and hold a long-term investment outlook for a portion of their portfolio, even if they are approaching or have reached retirement.

o John M. Schaffner, the Fund's portfolio manager, says of the Fund's strategy:
"We think of ourselves as running a different kind of growth fund. We don't chase the latest fad or `hot stock'; we are long-term investors who take the time to carefully analyze a company before we buy its stock. We also don't jump in and out of market sectors, taking excessive risks in the hope of making quick profits. Our turnover is much lower than that of the average growth fund."

o The Fund pays annual capital gain distributions, and quarterly dividends, if any.

Top Five Holdings (Composition Subject to Change)

                                Value              %
-------------------------------------------------------
MCI WorldCom, Inc.              $66,300,000        7.2%
-------------------------------------------------------
ABR Information Services        $54,007,038        5.9%
-------------------------------------------------------
EMC Corp.                       $48,126,750        5.2%
-------------------------------------------------------
Warner-Lambert Co.              $47,025,000        5.1%
-------------------------------------------------------
Gartner Group, Inc.             $42,474,863        4.6%
-------------------------------------------------------
+ See legend on Table of Contents.

Nationwide Stock and Income Fund Highlights

Nationwide Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

1988           9550           9550
1989          12137          10433
1990          11285           8638
1991          15400          11058
1992          16736          11436
1993          17766          11604
1994          18633          11303
1995          22217          12165
1996          28017          14311
1997          39273          18630
1998          49377          21218

The value of a long-term investment in the Nationwide Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1998, a net investment of $10,000 would have earned an average annual compound total return of 17.31% (including sales charge). The chart above illustrates the growth of this investment to $49,377. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

o The Nationwide Fund seeks to obtain a total return from a flexible combination of current income and capital appreciation.

o Chuck Bath, the Fund's portfolio manager, says of the Fund's strategy: "We like to think of our investment style as buying superior companies at average prices. While many other stock funds hold hundreds of different securities in their portfolios, we generally carry far fewer -- perhaps 50-60 stocks. And for good reason: It's difficult to come up with good ideas, and when we do come up with one, we want it to have a positive impact on our portfolio and performance."

o On October 31, 1998, the Fund held the highest rating possible, five stars, from Morningstar for all rating periods -- overall, three-, five- and 10-year periods.

Fund rated as of 10/31/98 for the overall and 3-year period among 2,719 domestic equity stock funds; for the 5-year period among 1,622 domestic equity stock funds; and for the 10-year period among 728 domestic equity stock funds. Morningstar proprietary ratings reflect risk-adjusted performance and are subject to change every month. These ratings are calculated from the Fund's 3-, 5- and 10-year average annual total returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor reflecting Fund performance below 90-day Treasury bill returns. The top 10% of the funds in an investment category received 5 stars.

o The Fund pays annual capital gain distributions, and quarterly dividends, if any.

Top Five Holdings
(Composition Subject to Change)
                                Value              %
-------------------------------------------------------
Warner-Lambert Co.              $205,170,075       9.3%
-------------------------------------------------------
Schering-Plough Corp.           $167,089,575       7.6%
-------------------------------------------------------
Wells Fargo & Co.                $93,351,000       4.2%
-------------------------------------------------------
Black & Decker Corp.             $89,739,837       4.1%
-------------------------------------------------------
Mellon Bank Corp.                $82,786,113       3.8%
-------------------------------------------------------
+ See legend on Table of Contents.

Bond Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

1988           9550           9550
1989          10478           9570
1990          11092           9182
1991          12764           9662
1992          14149           9785
1993          16074          10285
1994          14497           8641
1995          17456           9703
1996          18337           9540
1997          19865           9693
1998          21674           9968


The value of a long-term investment in the Bond Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1998, a net investment of $10,000 would have earned an average annual compound total return of 8.04% (including sales charge). The chart above illustrates the growth of this investment to $21,674. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

o The Bond Fund seeks as high a level of income as is consistent with the preservation of capital.

o Investors should consider this Fund if they seek high monthly income; are uncomfortable with the risks associated with stocks; desire relative price stability; and appreciate the diversification that can be realized by adding an investment-grade bond fund to a portfolio invested mostly in equities.

o Douglas E. Kitchen, the Fund's portfolio manager, says of the Fund's buying strategy: "We look for bonds that could help the portfolio pick up yield, reduce overall credit risk or take a more favorable position on the yield curve. We search for new issues that are priced inefficiently, to our advantage."

o NAS NOW, Nationwide Advisory Services' automated voice-response system, is your source for instant information about your NAS mutual fund investments. You can check the balance of your account(s), purchase, exchange, redeem and more, 24 hours a day, seven days a week. Call NAS NOW at 1-800-637-0012.

o The Fund pays annual capital gain distributions, and monthly dividends, if any.


Top Five Holdings
(Composition Subject to Change)
                                Value              %
-------------------------------------------------------
U.S. Treasury Bonds             $6,696,875         4.9%
-------------------------------------------------------
AMBAC, Inc.                     $5,285,864         3.9%
-------------------------------------------------------
Armstrong World
 Industries, Inc.               $5,013,244         3.7%
-------------------------------------------------------
Loews Corp.                     $4,949,896         3.6%
-------------------------------------------------------
Becton Dickinson                $4,717,932         3.5%
-------------------------------------------------------
+ See legend on Table of Contents.

Nationwide Income Fund Highlights

Tax-Free Income Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

1988           9550           9550
1989          10289           9632
1990          10833           9499
1991          12124          10009
1992          12994          10142
1993          15198          11172
1994          13870           9591
1995          15903          10427
1996          16747          10448
1997          18041          10723
1998          19321          10876

The value of a long-term investment in the Tax-Free Income Fund is illustrated in the chart above. Over a 10-year period ended October 31, 1998, a net investment of $10,000 would have earned an average annual compound total return of 6.81% (including sales charge). The chart above illustrates the growth of this investment to $19,321. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


o The Tax-Free Income Fund lets shareholders enjoy high monthly income free from Federal income tax.*

o Investors should consider this Fund if they are in higher Federal tax brackets; seek high monthly income free from Federal income tax*; and desire relative safety of principal.

o Take full advantage of your investing dollars by utilizing investor strategies offered by Nationwide Advisory Services. Practice Dollar Cost Averaging through the Automatic Asset Accumulation or Automatic Asset Transfer plans. Or have dividends automatically reinvested from the Money Market Fund into this Fund or any other Nationwide fund through the Money Market Plus Income plan.
Refer to your prospectus, or contact your Nationwide registered representative for more information about these and other investing strategies available.

o The Fund pays annual capital gain distributions, and monthly dividends, if any.
* Investors may be subject to state and local tax and the Federal alternative minimum tax.


Top Five Holdings by State
(Composition Subject to Change)
                                Value              %
-------------------------------------------------------
Texas                          $45,222,500        17.0%
-------------------------------------------------------
North Carolina                 $39,454,061        14.8%
-------------------------------------------------------
Virginia                       $21,064,976         8.0%
-------------------------------------------------------
Illinois                       $19,082,756         7.2%
-------------------------------------------------------
South Carolina                 $18,285,181         6.9%
-------------------------------------------------------
+ See legend on Table of Contents.

Intermediate U.S. Government Bond Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

2/92           9550           9550
1992          10041           9627
1993          11060           9907
1994          10596           8903
1995          12341           9772
1996          12992           9695
1997          14143           9956
1998          15421          10207

The value of a long-term investment in the Intermediate U.S. Government Bond Fund is illustrated in the chart above. A net investment of $10,000 made on 2/10/92 (the Fund's inception date) would have earned an average annual compound total return of 6.71% (including sales charge) for the period ended October 31, 1998. The chart above illustrates the growth of this investment to $15,421. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

o The Intermediate U.S. Government Bond Fund seeks as high a level of current income as is consistent with the preservation of capital.

o Investors should consider this Fund if they seek high monthly income; desire relative safety of principal; and wish to add the diversification of fixed-income securities to their portfolios.

o Wayne T. Frisbee and Gary R. Hunt, the Fund's portfolio managers, believe that "many investors would find it beneficial to have at least some of their portfolio allocated to the type of fixed-income securities held in the Fund.
Not only because we provide relatively high monthly income, but also because, historically, diversifying into a U.S. government bond fund such as ours can smooth out short-term fluctuations while providing competitive, long-term returns. And because we don't invest in riskier corporate paper, the Fund is designed to offer more potential stability than many other types of bond funds."

o The Fund pays annual capital gain distributions, and monthly dividends, if any.

Top Five Holdings by Type
(Composition Subject to Change)
                                Value             %
-------------------------------------------------------
FHLMC REMICS                    $17,374,050       33.8%
-------------------------------------------------------
Federal National
 Mortgage Association            $9,093,822       17.7%
-------------------------------------------------------
Federal Home Loan
 Mortgage Corp.                  $6,238,725       12.1%
-------------------------------------------------------
Resolution Funding               $5,471,267       10.6%
-------------------------------------------------------
Federal Farm Credit              $4,128,153        8.0%
-------------------------------------------------------
+ See legend on Table of Contents.

Nationwide Income Fund Highlights
Long-Term U.S. Government Bond Fund+

Fund Performance
$10,000 Lump Sum Investment
                             Value of
              Value          reinvested dividends
              of initial     including capital
Date          investment     gains

12/88          9550           9550
1989          10678           9942
1990          11418           9674
1991          13272          10324
1992          14723          10505
1993          16307          10801
1994          15532           9665
1995          18123          10572
1996          19031          10429
1997          20712          10686
1998          23023          11240

The value of a long-term investment in the Long-Term U.S. Government Bond Fund is illustrated in the chart above. A net investment of $10,000 made on 12/19/88 (the Fund's inception date) would have earned an average annual compound total return of 8.82% (including sales charge) for the period ended October 31, 1998. The chart above illustrates the growth of this investment to $23,023. Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

o The Long-Term U.S. Government Bond Fund seeks to provide high monthly income by investing in U.S. government securities.

o Investors should consider this Fund if they seek high monthly income; desire relative safety of principal; and wish to add the diversification of fixed-income securities to their portfolios.

o Wayne T. Frisbee and Gary R. Hunt, the Fund's portfolio managers, say of the Fund's strategy: "Historically, investors have been well served by having at least part of their portfolio allocated to long-term U.S. government securities. Yield-conscious shareholders have enjoyed receiving current income that typically is higher than what they could realize from shorter-term investments. And shareholders looking to balance the equity portion of their portfolio have discovered that income produced by the Fundholdings can 'smooth out' short-term fluctuations while still providing some capital appreciation in favorable interest-rate environments."


o The Fund pays annual capital gain distributions, and monthly dividends, if any.

Top Five Holdings by Type
(Composition Subject to Change)
                                Value             %
-------------------------------------------------------
Resolution Funding              $11,455,060       27.6%
-------------------------------------------------------
FHLMC REMICS                     $5,953,488       14.3%
-------------------------------------------------------
FNMA REMICS                      $5,006,187       12.1%
-------------------------------------------------------
Federal Home Loan
 Mortgage Global                 $4,378,208       10.6%
-------------------------------------------------------
Federal Home Loan Mortgage       $4,376,444       10.5%
-------------------------------------------------------
+ See legend on Table of Contents.

Money Market Fund+

Fund Performance
30-Day Yield Trend
                             Avg. yields
               Money         of bank
               Market Fund   money market
Date           yields        accounts

10/97          5.00          3.47
11/97          5.07          3.45
12/97          5.17          3.45
1/98           5.16          3.46
2/98           5.06          3.42
3/98           5.03          3.30
4/98           5.03          3.40
5/98           5.03          3.45
6/98           5.05          3.50
7/98           5.02          3.48
8/98           5.02          3.45
9/98           4.98          3.42
10/98          4.97          3.31

The chart above shows the Money Market Fund yield trend during the year ended October 31, 1998, as compared to the average yields of money market accounts offered by leading banks in the United States over the same period. The Money Market Fund 30-day current yield at 10/31/98 was 4.79%, and the seven-day current yield was 4.77%. Past performance is no guarantee of future results.
Source: BanxQuote

o The Money Market Fund is a convenient place to "park" your extra cash and earn solid interest.

o Investors should consider this Fund if they seek monthly income at competitive market rates; a fixed and stable share price; and checkwriting privileges.

o Two Dollar Cost Averaging investing strategies are available utilizing this Fund. The Money Market Plus Growth strategy requires a $5,000 or more initial investment into this Fund, then monthly dividends are automatically invested into one or more of the Nationwide stock funds. The Money Market Plus Income strategy works the same way, except the dividends are reinvested into one or more of the Nationwide bond funds. These strategies offer investors the stability of principal, instant liquidity (in the Money Market Fund), the advantages of Dollar Cost Averaging and more. Refer to your prospectus, or contact your Nationwide registered representative for more information.

o The Fund pays monthly dividends.

Top Five Holdings by Issuer
(Composition Subject to Change)
                                Value             %
------------------------------------------------------
General Motors Acceptance Corp. $40,804,224       3.9%
------------------------------------------------------
Ford Motor Credit Co.           $40,555,333       3.9%
------------------------------------------------------
General Electric Capital Corp.  $40,315,046       3.8%
------------------------------------------------------
American Express Credit Corp.   $39,899,718       3.8%
------------------------------------------------------
Norwest Corp.                   $39,768,161       3.8%
------------------------------------------------------
+ See legend on Table of Contents.

Nationwide(R) Investing Foundation
Mid Cap Growth Fund

Management Discussion of Fund Performance

   For the year ended October 31, 1998, the Mid Cap Growth Fund (Class D) had a total return of 5.11%, without sales charge and assuming all dividends were reinvested, compared to a 6.69% return for the Fund's benchmark, the S&P 400 Midcap Index.
   There have been tremendous swings in the performance of mid-cap stocks during the six months since the last report, and it has certainly been reflected in the performance of the Fund. From a year-to-date gain of 15.8% at June 30, 1998, the Fund went to a loss of (0.95)% at September 30, 1998, before finishing at 3.2% on October 31, 1998. For the year ended October 31, 1998, the Fund was in the top quartile (out of 210 funds) of its peer group (Mid Cap Blend), according to Morningstar.
   The selling in the mid-cap sector during this period has often seemed irrational, and related primarily to fear. Many quality stocks were sold down to extreme valuation levels, even though there had been no significant change in their favorable long-term prospects. The selling often fed on itself, as declines led to redemptions in mutual funds that specialize in mid-cap stocks, forcing more selling into an already depressed market. Tax-loss selling also exerted a negative influence. Certainly, many of the Fund's holdings were hit hard by this pressure. However, some stocks performed relatively well, including the drug and healthcare issues, and most of the Fund's technology stocks.
   While the decline provided many opportunities, I tried to focus the Fund on moving into companies with very solid long-term prospects, and strong finances and management. I added to Fund holdings of Gartner Group, ABR Information Services, Advent Software and Sterling Commerce. New names added included Herman Miller, Quaker Oats, KLA-Tencor and Dollar General. With a few exceptions, there were not any fundamental issues regarding stocks sold. Rather, the stocks sold were not as well-positioned as the purchases in terms of growth prospects and quality. In some cases, the stocks sold no longer fit into the capitalization range the Fund focuses on. I feel that the quality of the Fund's holdings has been significantly upgraded during this period. I should also point out that the Fund is focusing on its best ideas, which has led to concentration in a fairly small number of stocks -- 34, as of this writing. While this may lead to increased volatility, I believe it will benefit long-term results.

John M. Schaffner, MBA, CFA - Portfolio Manager

Fund Value $9,578,284

Portfolio Composition
(Subject to Change)

PIE CHART:
Common Stock     98.6%
U.S. Government   1.0%

Average Annual (Compound) Total Return+
(For Periods Ended October 31, 1998)

             Class A*          Class B*         Class D
Years   w/o SC**  w/SC(1) w/o SC** w/SC(2) w/o SC**  w/SC(3)
-----------------------------------------------------------
  1        5.46%  -0.34%     4.69%   0.85%    5.11%   0.38%
-----------------------------------------------------------
  5       15.15%  13.85%    14.98%  14.75%   15.07%  14.01%
-----------------------------------------------------------
  Life    12.53%  11.89%    12.45%  12.45%   12.50%  11.97%
-----------------------------------------------------------

Life of the Fund is since 12/19/88.
All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 1.00% (Class B) 12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 5.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  3  A 4.50% front-end sales charge was paid.
  +  See legend on Table of Contents.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


Fund Performance - Class D

LINE CHART:
        Fund             S&P 400            CPI
1988    9550             10000             10000
1989   10107             12804             10389
1990    8541             11088             11051
1991   12528             18124             11366
1992   13208             12111             11738
1993   15134             22026             12061
1994   16182             22550             12384
1995   19672             27550             12724
1996   23490             32075             13104
1997   29047             42554             13377
1998   30531             45400             13576


Comparative performance of $10,000 invested in the Mid Cap Growth Fund, the S&P 400 Midcap Index* and the Consumer Price Index (CPI)** since inception (12/19/88) to 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
* The S&P 400 Midcap Index consists of 400 domestic stocks comprised of industrials, utlities, financials and transportation, in size order. The stocks are chosen for their market size liquidity and industry group representation.
** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Mid Cap Growth Fund
                                        October 31, 1998

SHARES            SECURITY                                  VALUE
Common Stock (98.6%)
-----------------------------------------------------------------------
Business Equipment (1.6%)

   7,000   Herman Miller, Inc.                               $  154,438
                                                               --------
-----------------------------------------------------------------------
Business Services (19.8%)

  32,000   ABR Information Services*                            604,000
   8,700   Covance, Inc.*                                       242,512
   5,000   Envoy Corp.*                                         147,500
  24,500   Gartner Group, Inc.*                                 486,937
   5,500   Manpower, Inc.                                       132,688
   8,000   Sterling Commerce, Inc.*                             282,000
                                                               --------
                                                              1,895,637
                                                               --------
-----------------------------------------------------------------------
Chemicals (2.6%)

   5,200   Millipore Corp.                                      128,050
   4,000   Sigma-Aldrich Corp.                                  123,625
                                                               --------
                                                                251,675
                                                               --------
-----------------------------------------------------------------------
Computer Equipment (1.8%)

   4,000   American Power Conversion Corp.*                     169,750
                                                               --------
-----------------------------------------------------------------------
Computer Software & Services (17.7%)

  17,200   Advent Software, Inc.*                               597,700
   8,000   BMC Software, Inc.*                                  384,500
  12,000   HBO & Co.                                            315,000
  10,000   SPSS, Inc.*                                          191,250
   6,000   Sungard Data Systems, Inc.*                          202,500
                                                               --------
                                                              1,690,950
                                                               --------
-----------------------------------------------------------------------
Consumer Products (1.9%)

   4,000   Newell Co.                                           176,000
                                                               --------
-----------------------------------------------------------------------
Dental (1.6%)

   6,000   Dentsply International, Inc.                         154,500
                                                               --------
-----------------------------------------------------------------------
Distribution (3.0%)

   5,906   Bergen Brunswig Corp. Class A                        288,287
                                                               --------
-----------------------------------------------------------------------
Drugs (14.4%)

   4,000   Allergan, Inc.                                       249,750
   3,800   Eli Lilly & Co.                                      307,563
   8,000   Schering-Plough Corp.                                823,000
                                                               --------
                                                              1,380,313
                                                               --------
-----------------------------------------------------------------------
Electronics (1.7%)

   6,000   Microchip Technology, Inc.*                          162,375
                                                               --------
-----------------------------------------------------------------------
Financial (7.5%)

   4,500   Capital One Financial Corp.                          457,875
   6,000   Silicon Valley Bancshares*                           123,000
   6,000   TCF Financial Corp.                                  141,375
                                                               --------
                                                                722,250
                                                               --------
-----------------------------------------------------------------------
Food & Beverage (4.0%)

   6,500   Quaker Oats Co.                                      383,906
                                                               --------
SHARES        SECURITY                                      VALUE
Common Stock (continued)
-----------------------------------------------------------------------
Machinery & Capital Goods (7.2%)
  11,000   Cognex Corp.*                                    $   170,500
   7,900   KLA Tencor Corp.*                                    291,313
   7,000   Zebra Technologies Corp.*                            229,250
                                                               --------
                                                                691,063
                                                               --------
-----------------------------------------------------------------------
Medical Products & Supplies (1.8%)

   5,000   Biomet, Inc.                                         169,687
                                                               --------
-----------------------------------------------------------------------
Oil & Gas (3.5%)

  10,000   Anadarko Petroleum Corp.                             338,750
                                                               --------
-----------------------------------------------------------------------
Publishing & Broadcasting (1.6%)

   8,200   Belo, (AH) Corp. Series A                            149,137
                                                               --------
-----------------------------------------------------------------------
Retail (1.7%)

   7,000   Dollar General Corp.                                 167,125
                                                               --------
-----------------------------------------------------------------------
Telecommunications (5.2%)

   9,000   MCI WorldCom, Inc.*                                  497,250
                                                               --------

Total common stock (cost $7,062,394)                          9,443,093
                                                               ========
PRINCIPAL  SECURITY                                               VALUE
U.S. Government Obligations (1.0%)
-----------------------------------------------------------------------
$100,000   U.S. Treasury Bill, 4.40%, 11/12/98
              (cost $99,865)                                     99,894
                                                               --------

Total investments (cost $7,162,259)                          $9,542,987
                                                             ==========

-----------------------------------------------------------------------
* Denotes a non-income producing security.

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.


See accompanying notes to financial statements.

Nationwide(R) Investing Foundation
Growth Fund

Management Discussion of Fund Performance

   For the year ended October 31, 1998, the Nationwide Growth Fund (Class D) posted a total return of 15.94%, without sales charge and assuming all dividends were reinvested, compared to a 21.99% return for the benchmark, the S&P 500.
   For the six-month period since the last report, the drivers of the Growth Fund's performance divided fairly cleanly into sectors. The drug and healthcare related issues, which represent over 16% of the Fund's assets, were strong almost across the board. Some of the technology holdings were strong as well, with EMC Corp. providing the best price gain in the Fund over the period. On the negative side, financial stocks were quite weak. This was especially true of brokerage and stock-market related issues, where the Fund holds a position in Merrill Lynch. The reason for the weakness had been fear of deflation in Asia, and recession in the United States, and fear of resulting loss potential in financial instruments, which led to severe declines in most financial stocks. Healthcare issues however, were perceived as being insulated from that sort of turmoil, and performed relatively well. Another drag on performance was the weakness that occurred in the small- and mid-cap market sectors over the period. Many quality stocks were sold down to extremely low levels, despite the apparent lack of significant change in their long-term prospects. This happened to several of the Fund's holdings, including Gartner Group and ABR Information Services.
   The activity for the period was focused mainly on adding to current holdings that had sold down to attractive levels. I added some new names to the Fund's holdings in packaged food, including Campbell Soup, Heinz and Sara Lee. Many of the stocks in the packaged food group came down to attractive valuations relative to their growth prospects and quality, and gave me a chance to boost the Fund holdings in an area where it previously had little exposure. Stocks that were eliminated to fund purchases, for the most part, did not have fundamental problems, but were simply not as attractive in terms of future growth potential or quality, as the buys.

John M. Schaffner, MBA, CFA - Portfolio Manager

Fund Value $918,565,271

Portfolio Composition
(Subject to Change)

Pie Chart:
Common Stock       97.8%
U.S. Government     1.0%

Average Annual (Compound) Total Return+
(For Years Ended October 31, 1998)

            Class A*           Class B*         Class D
Years   w/o SC** w/SC(1)  w/o SC** w/SC(2) w/o SC**  w/SC(3)
-----------------------------------------------------------
  1       15.94%   9.56%    15.65%  10.75%   15.94%  10.72%
-----------------------------------------------------------
  5       17.10%  15.78%    17.04%  16.83%   17.10%  16.03%
-----------------------------------------------------------
  10      14.11%  13.47%    14.08%  14.08%   14.11%  13.59%
-----------------------------------------------------------

 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 1.00% (Class B) 12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 5.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  3  A 4.50% front-end sales charge was paid.
  +  See legend on Table of Contents.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

Fund Performance - Class D

Line Chart:
         Fund            S&P 500             CPI
1988     9550             10000             10000
1989    10615             12640             10458
1990     9118             11695             11125
1991    13070             15612             11442
1992    13977             17167             11817
1993    16235             19732             12142
1994    17166             20496             12467
1995    20772             25915             12808
1996    23340             32160             13192
1997    30836             42487             13467
1998    35750             51829             13667


Comparative performance of $10,000 invested in the Growth Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
 ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Growth Fund
                                        October 31, 1998

SHARES            SECURITY                                VALUE
Common Stock (97.8%)
-----------------------------------------------------------------------
Business Services (6.7%)
2,861,300  ABR Information Services*                      $  54,007,038
  250,000  Covance, Inc.*                                     6,968,750
                                                              ---------
                                                             60,975,788
                                                              ---------
-----------------------------------------------------------------------
Cable (3.2%)

  600,000  Comcast Corp.                                     29,475,000
                                                              ---------
-----------------------------------------------------------------------
Chemicals (3.0%)

  500,000  Monsanto Co.                                      20,312,500
  244,000  Sigma-Aldrich Corp.                                7,541,113
                                                              ---------
                                                             27,853,613
                                                              ---------
-----------------------------------------------------------------------
Computer Equipment (7.4%)

  747,600  EMC Corp.*                                        48,126,750
  325,000  Hewlett-Packard Co.                               19,560,938
                                                              ---------
                                                             67,687,688
                                                              ---------
-----------------------------------------------------------------------
Computer Software & Services (15.8%)

  400,000  Automatic Data Processing, Inc.                   31,125,000
  650,000  BMC Software, Inc.*                               31,240,625
  900,000  First Data Corp.                                  23,850,000
2,137,100  Gartner Group, Inc.*                              42,474,863
  625,000  HBO & Co.                                         16,406,250
                                                              ---------
                                                            145,096,738
                                                              ---------
-----------------------------------------------------------------------
Consumer Products (4.9%)

  800,000  Avon Products, Inc.                               31,750,000
  300,000  Newell Co.                                        13,200,000
                                                              ---------
                                                             44,950,000
                                                              ---------
-----------------------------------------------------------------------
Distribution (1.9%)

  350,000  Bergen Brunswig Corp. Class A                     17,084,375
                                                              ---------
-----------------------------------------------------------------------
Drugs (14.4%)

  300,000  Allergan, Inc.                                    18,731,250
  325,000  Glaxo Wellcome PLC ADR                            20,231,250
  100,000  Merck & Co., Inc.                                 13,525,000
  320,000  Schering-Plough Corp.                             32,920,000
  600,000  Warner-Lambert Co.                                47,025,000
                                                              ---------
                                                            132,432,500
                                                              ---------
-----------------------------------------------------------------------
Electronics (2.3%)

  150,000  Microchip Technology, Inc.*                        4,059,375
  183,103  Molex, Inc.                                        6,534,488
  248,215  Molex, Inc. Class A                                8,113,528
  189,000  Woodhead Industries, Inc.                          2,244,375
                                                              ---------
                                                             20,951,766
                                                              ---------
-----------------------------------------------------------------------
Financial (14.9%)

  900,000  Allstate Corp.                                    38,756,250
  151,875  American International Group, Inc.                12,947,342
  739,000  Equitable Companies, Inc.                         36,211,000
  200,000  Mellon Bank Corp.                                 12,025,000
  450,000  Merrill Lynch & Co., Inc.                         26,662,500
  150,000  SunAmerica, Inc.                                  10,575,000
                                                              ---------
                                                            137,177,092
                                                              ---------

SHARES          SECURITY                                  VALUE
Common Stock (continued)
-----------------------------------------------------------------------
Food & Beverage (7.1%)

  200,000  Campbell Soup Co.                              $  10,662,500
  150,000  Heinz (H.J.) Co.                                   8,718,750
  200,000  PepsiCo, Inc.                                      6,750,000
  300,000  Quaker Oats Co.                                   17,718,750
  350,000  Sara Lee Corp.                                    20,890,625
                                                              ---------
                                                             64,740,625
                                                              ---------
-----------------------------------------------------------------------
Machinery & Capital Goods (4.4%)

  200,000  Applied Materials, Inc.*                           6,937,500
  120,000  Emerson Electric Co.                               7,920,000
  100,000  KLA Instruments Corp.*                             3,687,500
  337,500  Lindsay Manufacturing Co.                          5,484,375
  492,600  Zebra Technologies Corp.*                         16,132,650
                                                              ---------
                                                             40,162,025
                                                              ---------
-----------------------------------------------------------------------
Medical Products (2.5%)

  200,000  Biomet, Inc.                                       6,787,500
  200,000  Johnson & Johnson Co.                             16,300,000
                                                              ---------
                                                             23,087,500
                                                              ---------
-----------------------------------------------------------------------
Oil & Gas (1.8%)

  500,000  Anadarko Petroleum Corp.*                         16,937,500
                                                              ---------
-----------------------------------------------------------------------
Printing & Publishing (0.3%)

  160,000  Reader's Digest Association, Inc. Class B          3,120,000
                                                              ---------
-----------------------------------------------------------------------
Telecommunications (7.2%)

1,200,000  MCI WorldCom, Inc.*                               66,300,000
                                                              ---------

Total common stock (cost $568,512,879)                      898,032,210
                                                            ===========

PRINCIPAL  SECURITY                                               VALUE
U.S. Government Obligations (1.0%)
-----------------------------------------------------------------------


$9,875,000    Federal Home Loan Bank 5.40%, 11/02/98          9,871,050
                                                              ---------
              (cost $9,873,519)

Total investments (cost $578,386,398)                      $907,903,260
                                                           ============

-----------------------------------------------------------------------
* Denotes a non-income producing security.

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

Nationwide(R) Investing Foundation
Nationwide Fund

Management Discussion of Fund Performance

   The total return for the Nationwide Fund (Class D) for the year ended October 31, 1998, was 25.73%, without sales charge and assuming all dividends were reinvested, compared to 21.99% for the Fund's benchmark, the S&P 500.
   The Nationwide Fund continues to benefit from the outstanding performance of pharmaceutical stocks. Warner-Lambert and Schering-Plough, the two largest holdings, both gained over 60% during the year. Both companies continue to achieve impressive and consistent growth from their drug portfolios. I feel confident that this growth will remain strong in the future.
   The market decline during the fall offered an opportunity to add quality names in the financial sector to the portfolio. MBNA has consistently maintained credit quality far superior to its competitors in the credit card industry. It has continued to demonstrate a high rate of consistent earnings growth. The Fund added shares at attractive valuations during the market decline. Associates First Capital and Merrill Lynch are additional quality financial names added to the Fund this year.
   IBM has been a strong performer, returning in excess of 50% for the year. The company's services business has grown rapidly for some time. Recently its hardware sales accelerated as well. This continues to be a large holding for the Fund.
   I have concentrated portfolio holdings in high quality names in recent years. The market has not differentiated significantly between such quality companies and higher risk businesses. As a result of investors' heightened risk-aversion, recently some more cyclical companies have held increased investment attraction. One such name I added to the portfolio is Brunswick Corporation. Brunswick makes a variety of recreational equipment, but is best known for its boating and bowling franchises. After being punished due to recession fears, Brunswick shares appeared to offer worthwhile appreciation potential.

Charles S. Bath, MBA, CFA - Portfolio Manager

Fund Value $2,205,339,935

Portfolio Composition
(Subject to Change)

Pie Chart:
Common Stock       98.6%
U.S. Government     1.3%

Average Annual (Compound) Total Return+
(For Years Ended October 31, 1998)

              Class A*         Class B*          Class D
Years   w/o SC**  w/SC(1) w/o SC**  w/SC(2) w/o SC**  w/SC(3)
------------------------------------------------------------
  1       25.82%  18.90%    25.10%  20.10%    25.73%  20.07%
------------------------------------------------------------
  5       22.70%  21.32%    22.56%  22.38%    22.68%  21.56%
------------------------------------------------------------
  10      17.86%  17.20%    17.80%  17.80%    17.86%  17.31%
------------------------------------------------------------

 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 1.00% (Class B) 12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 5.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  3  A 4.50% front-end sales charge was paid.
  +  See legend on Table of Contents.
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

Fund Performance - Class D
Line Chart:
1988    Fund              S&P 500           CPI
1989    9550              10000             10000
1990    10615             12640             10458
1991    9118              11695             11125
1992    13070             15612             11442
1993    13977             17167             11817
1994    16235             19732             12142
1995    17166             20496             12467
1996    20772             25915             12808
1997    23340             32160             13192
1998    30836             42487             13467
1999    35750             51829             13667

Comparative performance of $10,000 invested in the Nationwide Fund, the S&P 500* and the Consumer Price Index (CPI)** over a 10-year period ended 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
 ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Fund
                                        October 31, 1998
SHARES            SECURITY                                  VALUE
Common Stock (98.6%)
-----------------------------------------------------------------------
Auto & Auto Parts (2.1%)

  857,900  Ford Motor Co.                                   $46,541,075
                                                              ---------
-----------------------------------------------------------------------
Building (3.5%)

  436,300  Martin Marietta Materials, Inc.                   21,405,969
  675,000  Masco Corp.                                       19,026,563
  302,200  Vulcan Materials Co.                              35,848,475
                                                              ---------
                                                             76,281,007
                                                              ---------
-----------------------------------------------------------------------
Chemicals (3.8%)

  544,400  Millipore Corp.                                   13,405,850
  593,700  Morton International, Inc.                        14,768,288
  335,400  OM Group, Inc.                                    10,942,425
  806,893  Pall Corp.                                        20,374,048
  756,150  Raychem Corp.                                     23,109,834
                                                              ---------
                                                             82,600,445
                                                              ---------
-----------------------------------------------------------------------
Computer Equipment (2.7%)

  400,000  International Business Machines Corp.             59,375,000
                                                              ---------
-----------------------------------------------------------------------
Conglomerates (0.8%)

  498,700  Corning, Inc.                                     18,109,044
                                                              ---------
-----------------------------------------------------------------------
Drugs (20.6%)

  564,700  Allergan, Inc.                                    35,258,456
  298,000  American Home Products Corp.                      14,527,500
  297,000  Pfizer, Inc.                                      31,871,813
1,624,200  Schering-Plough Corp.                            167,089,575
2,617,800  Warner-Lambert Co.                               205,170,075
                                                              ---------
                                                            453,917,419
                                                              ---------
-----------------------------------------------------------------------
Electrical Equipment (5.3%)

1,736,200  Black & Decker Corp.                              89,739,837
  553,900  Maytag Corp.                                      27,383,431
                                                              ---------
                                                            117,123,268
                                                              ---------
-----------------------------------------------------------------------
Entertainment (0.9%)

  738,795  Walt Disney Co. (The)                             19,901,290
                                                              ---------
-----------------------------------------------------------------------
Financial-Banks (13.4%)

1,446,808  Banc One Corp.                                    70,712,741
  500,600  Bank of New York Co., Inc.                        15,800,187
1,376,900  Mellon Bank Corp.                                 82,786,113
  480,200  Pacific Century Financial Corp.                    9,784,075
  606,531  US Bancorp Class A                                22,138,382
  252,300  Wells Fargo & Co.                                 93,351,000
                                                              ---------
                                                            294,572,498
                                                              ---------
-----------------------------------------------------------------------
Financial-Insurance (5.0%)

  410,200  Chubb Corp.                                       25,227,300
1,031,500  Horace Mann Educators Corp.                       29,526,688
1,028,400  Provident Cos., Inc.                              29,887,875
  347,600  SunAmerica, Inc.                                  24,505,800
                                                              ---------
                                                            109,147,663
                                                              ---------

SHARES           SECURITY                                 VALUE
Common Stock (continued)
-----------------------------------------------------------------------
Financial Services-Other (7.9%)

  749,042  Associates First Capital Corp.                   $52,807,461
  838,600  Fannie Mae                                        59,383,363
  237,500  Merrill Lynch & Co., Inc.                         14,071,875
  120,800  MBIA, Inc.                                         7,383,900
1,812,500  MBNA Corp.                                        41,347,656
                                                              ---------
                                                            174,994,255
                                                              ---------
-----------------------------------------------------------------------
Food & Beverage (10.5%)

  594,800  Anheuser-Busch Cos., Inc.                         35,353,425
1,050,200  PepsiCo, Inc.                                     35,444,250
  927,900  Philip Morris Cos., Inc.                          47,438,888
1,012,800  Quaker Oats Co.                                   59,818,500
1,593,000  Ralston-Ralston Purina Group                      53,166,375
                                                              ---------
                                                            231,221,438
                                                              ---------
-----------------------------------------------------------------------
Hospital Supply (1.7%)

  647,700  Quest Diagnostics, Inc.*                          10,768,012
  973,500  St. Jude Medical, Inc.*                           27,501,375
                                                              ---------
                                                             38,269,387
                                                              ---------
-----------------------------------------------------------------------
Household Products (0.8%)

  200,000  Procter & Gamble Co.                              17,775,000
                                                              ---------
-----------------------------------------------------------------------
Leisure Products (1.9%)

2,116,700  Brunswick Corp.                                   41,143,356
                                                              ---------
-----------------------------------------------------------------------
Machinery & Capital Goods (0.1%)

  222,400  Johnstown America Industries, Inc.*                3,141,400
                                                              ---------
-----------------------------------------------------------------------
Oil & Gas (2.5%)

  953,400  Texaco, Inc.                                      56,548,537
                                                              ---------
-----------------------------------------------------------------------
Printing & Publishing (9.1%)

  760,000  American Greetings Corp. Class A                  30,495,000
  298,200  Belo, (AH) Corp. Series A                          5,423,512
  653,100  Dun & Bradstreet Corp.                            18,531,713
  747,700  E.W. Scripps Co.                                  33,085,725
  315,800  Gannett Co., Inc.                                 19,540,125
  270,300  Gibson Greetings, Inc.*                            2,821,256
  301,800  IMS Health, Inc.                                  20,069,700
1,532,400  New York Times Co. Class A                        43,290,300
  112,000  Tribune Co.                                        6,454,000
   40,700  Washington Post Co. Class B                       21,611,700
                                                              ---------
                                                            201,323,031
                                                              ---------
-----------------------------------------------------------------------
Restaurants (1.7%)

  558,400  McDonald's Corp. Class A                          37,343,000
                                                              ---------
-----------------------------------------------------------------------
Retail (2.0%)

  681,000  Tiffany & Co.                                     22,004,812
  325,300  Wal-Mart Stores, Inc.                             22,445,700
                                                              ---------
                                                             44,450,512
                                                              ---------

Statement of Investments Nationwide(R) Fund continued
                                              October 31, 1998
SHARES         SECURITY                                 VALUE
Common Stock (continued)
-----------------------------------------------------------------------
Telecommunications (0.9%)

  422,688  Alltel Corp.                                  $   19,787,082
                                                            -----------
-----------------------------------------------------------------------
Toys (1.4%)

  848,840  Mattel, Inc.                                      30,452,135
                                                            -----------

Total common stock (cost $1,237,298,884)                  2,174,017,842
                                                            -----------
PRINCIPAL       SECURITY                                 VALUE
Convertible Bonds (0.2%)
-----------------------------------------------------------------------
$7,826,000  Consorcio G Grupo Dina, (a)
              8.00%, 08/08/04 (cost $7,312,034)               3,208,660
                                                            -----------


Repurchase Agreement (1.1%)
-----------------------------------------------------------------------


25,131,000    MBS Tri-Party Repo, 5.23%, 11/02/98,
               Collateralized by $31,129,939
               FHLMC ARM, market value $25,634,329
               (cost $25,131,000)                            25,131,000
                                                            -----------

Total investments (cost $1,269,741,918)                  $2,202,357,502
                                                         ==============

-----------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
   FHLMC   Federal Home Loan Mortgage Corp.
     ARM   Adjustable Rate Mortgage

* Denotes a non-income producing security.

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.
(a)  Denominated in U.S. dollars.

See accompanying notes to financial statements.

Nationwide(R) Investing Foundation

Bond Fund

Management Discussion of Fund Performance

   The Nationwide Bond Fund's total return, without sales charge and assuming the reinvestment of all dividends, for the year ended October 31, 1998, was 9.11% (Class D). This compares to the 10.28% return for its benchmark, the Lehman Brothers Government/Corporate Bond Index. After outperforming the index for the first seven months of the year, relative returns began slipping in June and this trend continued through the end of October. This five-month period was by far the worst of the decade for Corporate bonds and other spread assets in terms of relative performance. The Fund did manage a 3.98% return during this difficult period, while the 153 other A-rated corporate bond funds (my competition) averaged only a 3.25% return, according to Lipper, Inc.
   Russia's collapse and the troubles of a number of hedge funds, including Long-Term Capital, touched off a flight to quality that bypassed everything except Treasury bonds. Rates plummeted and are near yearly lows, with the 30-year Treasury bond yielding 5.15%, one full percentage point below levels a year ago. Two-year Treasury bonds are at 4.10%, well below the Federal funds rate of 5.00%, as the market is expecting multiple reductions in the Federal funds rate to 3.50% or lower in 12 months' time.
   With the Federal Reserve's unexpected second cut in the Federal fund's rate, yield spreads were able to stabilize during the last two weeks of October at historically wide margins. Corporate bond spreads are now about 1 1/2 percentage points more than Treasury bonds -- nearly twice their level at the end of May. BBB-rated bonds are yielding about two percentage points over U.S. Treasury bonds.
   During the year, I took advantage of the wider spreads by reducing Treasury bonds from 18% to 5% of the portfolio. Corporate bonds of Becton Dickinson, Computer Associates, Kimberly-Clark, May Department Stores and Tenneco were some of the more significant purchases. Mortgage-backed securities are approximately 2% of the portfolio as fast prepayments continue to reduce our position.
   Looking ahead to next year, I am expecting excellent relative performance from our Corporate bonds. Spreads are the widest of the decade and, I believe, fully reflect expectations of a mild recession. Yet, I am anticipating nothing worse than an economic slowing into the 1-2% GDP range next year. The Federal Reserve is easing along with central bankers around the world. Commodity prices have stabilized, the dollar has weakened somewhat, and equity markets have had a sharp recovery. These signs all point to continued growth for the foreseeable future.

Douglas E. Kitchen CFA - Portfolio Manager

Fund Value $136,676,668

Portfolio Composition
(Subject to Change)

Canadian Bonds                       2.4%
Short-Term Debt                      4.2%
Mortgage-Backed Securities           1.8%
U.S. Government                      4.9%
Corporate Bonds                     88.8%

Average Annual (Compound) Total Return+
(For Years Ended October 31, 1998)

             Class A*           Class B*         Class D
Years   w/o SC**  w/SC(1) w/o SC**  w/SC(2) w/o SC**  w/SC(1)
-----------------------------------------------------------
  1        8.91%   4.00%     8.57%   3.57%    9.11%   4.20%
-----------------------------------------------------------
  5        6.12%   5.15%     6.06%   5.75%    6.16%   5.19%
-----------------------------------------------------------
  10       8.52%   8.02%     8.49%   8.49%    8.54%   8.04%
-----------------------------------------------------------

 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 0.85% (Class B) 12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 4.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  +  See legend on Table of Contents.
 Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

Fund Performance - Class D

Line Chart:
        Fund              LBG/CBI           CPI
1988     9550             10000             10000
1989    10478             11214             10458
1990    11092             11831             11125
1991    12764             13637             11442
1992    14149             15148             11817
1993    16074             17217             12142
1994    14497             16418             12467
1995    17456             19071             12808
1996    18337             20099             13192
1997    19865             21869             13467
1998    21674             24117             13667


Comparative performance of $10,000 invested in the Bond Fund, the Lehman Brothers Government/Corporate Bond Index (LBG/CBI)* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The LBG/CBI consists of U.S. government and corporate bonds with maturities of one year or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.
 ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Bond Fund
                                        October 31, 1998

PRINCIPAL         SECURITY                                 VALUE
Canadian Bonds (2.4%)
-----------------------------------------------------------------------
Government (0.8%)

$1,000,000    Quebec (Province of), 8.625%, 01/19/05       $  1,146,510
                                                               --------
-----------------------------------------------------------------------
Oil & Gas (1.6%)

2,000,000  Petro-Canada, 8.60%, 10/15/01                      2,146,260
                                                               --------

Total Canadian bonds (cost $3,201,293)                        3,292,770
                                                               --------

Corporate Bonds (88.8%)
-----------------------------------------------------------------------
Aerospace Defense (1.1%)

1,500,000  Lockheed Corp., 7.875%, 03/15/23                   1,521,047
                                                               --------
-----------------------------------------------------------------------
Airlines (1.3%)

1,500,000  American Airlines, 10.33%, 03/04/05                1,826,511
                                                               --------
-----------------------------------------------------------------------
Auto Parts (after market) (2.4%)

3,000,000  Tenneco, Inc., 10.075%, 02/01/01                   3,302,673
                                                               --------
-----------------------------------------------------------------------
Broker-Dealers (2.5%)

2,000,000  Bear Stearns Companies, Inc.,
              8.75%, 03/15/04                                 2,212,510
1,000,000  Lehman Brothers Holdings, Inc.,
              11.625%, 05/15/05                               1,221,747
                                                               --------
                                                              3,434,257
                                                               --------
-----------------------------------------------------------------------
Building Materials (6.0%)

4,000,000  Armstrong World Industries, Inc.,
              9.75%, 04/15/08                                 5,013,244
3,000,000  Hanson Overseas, 6.75%, 09/15/05                   3,164,415
                                                               --------
                                                              8,177,659
                                                               --------
-----------------------------------------------------------------------
Chemicals (7.1%)

2,500,000  Hercules, Inc., 6.60%, 08/01/27                    2,597,140
3,000,000  ICI Wilmington, Inc., 7.50%, 01/15/02              3,143,094
2,000,000  Praxair, Inc., 6.625%, 10/15/07                    2,017,034
2,000,000  Witco Corp., 6.125%, 02/01/06                      1,959,956
                                                               --------
                                                              9,717,224
                                                               --------
-----------------------------------------------------------------------
Communication Equipment (1.6%)

2,000,000  Motorola, Inc., 6.50%, 09/01/25                    2,114,664
                                                               --------
-----------------------------------------------------------------------
Computer Software & Services (2.2%)

3,000,000  Computer Associates, 6.375%, 04/15/05              2,981,397
                                                               --------
-----------------------------------------------------------------------
Consumer Products (2.4%)

3,000,000  Kimberly-Clark, 7.875%, 02/01/23                   3,308,031
                                                               --------
-----------------------------------------------------------------------
Electronics (1.5%)

2,000,000  Avnet Inc., 6.45%, 08/15/03                        2,095,078
                                                               --------
-----------------------------------------------------------------------
Financial (0.8%)

1,000,000  General Electric Capital Corp.,
              8.75%, 09/25/00                                 1,066,800
                                                               --------
-----------------------------------------------------------------------
Healthcare (1.8%)

2,000,000  Kaiser Foundation, 9.55%, 07/15/05                 2,427,864
                                                               --------

PRINCIPAL     SECURITY                                     VALUE
Corporate Bonds (continued)
-----------------------------------------------------------------------
Hotels-Motels (2.2%)

3,000,000  Hilton Hotels Corp., 7.375%, 06/01/02           $  2,981,160
                                                               --------
-----------------------------------------------------------------------
Insurance (9.2%)

4,000,000  AMBAC, Inc., 9.375%, 08/01/11                      5,285,864
2,000,000  Equitable of Iowa Cos.,
              8.50%, 02/15/05                                 2,269,236
4,000,000  Loews Corp., 8.875%, 04/15/11                      4,949,896
                                                               --------
                                                             12,504,996
                                                               --------
-----------------------------------------------------------------------
Lease-Rental (1.7%)

2,260,000  Ryder System, Inc., 7.56%, 08/15/00                2,323,289
                                                               --------
-----------------------------------------------------------------------
Leisure Time (3.9%)

3,000,000  Bass America, Inc., 8.125%, 03/31/02               3,249,042
2,000,000  Rank Group Finance, 6.75%, 11/30/04                2,044,702
                                                               --------
                                                              5,293,744
                                                               --------
-----------------------------------------------------------------------
Machinery & Capital Goods (2.4%)

1,000,000  Clark Equipment, 8.00%, 05/01/23                   1,121,309
2,000,000  Worthington Industries, 7.125%, 05/15/06           2,170,796
                                                               --------
                                                              3,292,105
                                                               --------
-----------------------------------------------------------------------
Medical Products (3.5%)

4,000,000  Becton Dickinson, 8.70%, 01/15/25                  4,717,932
                                                               --------
-----------------------------------------------------------------------
Miscellaneous (7.0%)

2,000,000  CSR America, 6.875%, 07/21/05                      2,157,072
4,000,000  English China Clays Delaware, Inc.,
              7.375%, 10/01/02                                4,286,016
3,000,000  Mayne Nickless, 6.25%, 02/01/06                    3,067,905
                                                               --------
                                                              9,510,993
                                                               --------
-----------------------------------------------------------------------
Natural Gas (5.6%)

2,000,000  Consolidated Natural Gas,
              7.375%, 04/01/05                                2,199,568
2,000,000  K.N. Energy, Inc., 6.67%, 11/01/27                 2,139,082
2,000,000  Northwest National Gas, 9.75%, 07/01/15            2,209,570
1,000,000  Transcontinental Pipeline, 8.875%, 09/15/02        1,106,539
                                                               --------
                                                              7,654,759
                                                               --------
-----------------------------------------------------------------------
Oil & Gas Exploration and Products (3.0%)

1,000,000  Texaco Capital, 7.75 %, 02/15/33                   1,069,191
1,000,000  Union Pacific Resources Group,
              6.75%, 05/15/08                                   989,226
2,000,000  Vastar Resources, 6.95%, 11/08/06                  2,090,524
                                                               --------
                                                              4,148,941
                                                               --------
-----------------------------------------------------------------------
Paper & Forest Products (5.8%)

1,500,000  International Paper, 8.125%, 06/15/24              1,505,381
3,000,000  ITT Rayonier, Inc., 7.50%, 10/15/02                3,221,193
1,000,000  Temple-Inland, Inc., 7.25%, 09/15/04               1,074,692
2,000,000  Willamette Industries, 7.35%, 07/01/26             2,181,548
                                                               --------
                                                              7,982,814
                                                               --------
-----------------------------------------------------------------------
Pollution Control (2.9%)

3,500,000  Waste Management, Inc., 8.75%, 05/01/18            3,947,895
                                                               --------

Statement of Investments Nationwide(R) Bond Fund continued
                                              October 31, 199
PRINCIPAL    SECURITY                                       VALUE
Corporate Bonds (continued)
-----------------------------------------------------------------------
Railroads (1.5%)

2,000,000  CSX Corp., 7.25%, 05/01/27                       $ 2,104,816
                                                              ---------
-----------------------------------------------------------------------
Retail (6.2%)

1,000,000  Dayton Hudson Co., 8.50%, 12/01/22                 1,028,109
2,000,000  Dillards, Inc., 6.69%, 08/01/07                    2,024,616
3,000,000  May Department Stores, 8.30%, 07/15/26             3,310,992
2,000,000  J.C.Penny, 7.40%, 04/01/37                         2,210,110
                                                              ---------
                                                              8,573,827
                                                              ---------
-----------------------------------------------------------------------
Telecommunications (3.2%)

1,000,000  Nynex Capital Funding Corp.,
              8.24%, 10/17/01                                 1,083,616
3,000,000  Rochester Telephone Corp.,
              8.77%, 04/16/01                                 3,259,800
                                                              ---------
                                                              4,343,416
                                                              ---------

Total corporate bonds (cost $116,357,138)                   121,353,891
                                                              ---------




Government Obligations (4.9%)
-----------------------------------------------------------------------


$5,000,000 U.S. Treasury Bond, 8.125%, 08/15/19               6,696,875
                                                              ---------
              (cost $6,509,169)

Mortgage-backed Securities (1.8%)
-----------------------------------------------------------------------


 134,072   FHLMC-GNMA 29X, 6.75%, 02/25/23                      135,434
 268,145   FHLMC-GNMA 29Z, 6.75%, 04/25/24                      261,132
 633,850   FNMA REMIC G1992-15G,
              7.00%, 04/25/20                                   641,428
1,176,376  FNMA REMIC S G93-10E,
              5.00%, 04/25/20                                 1,171,129
 220,734   FNMA REMIC G1992-64M,
              7.00%, 11/25/22                                   220,117
                                                              ---------

Total mortgage-backed securities (cost $2,378,583)            2,429,240
                                                              ---------

Short-term Debt (4.2%)
-----------------------------------------------------------------------


2,000,000  FHLB, 5.40%, 11/02/98                              1,999,200
3,774,000  Gillette Co., 5.62%, 11/02/98                      3,772,317
                                                               --------

Total short-term debt (cost $5,773,111)                       5,771,517
                                                              ---------

Total investments (cost $134,219,294)                      $139,544,293
                                                           ============

-----------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
    FHLB   Federal Home Loan Bank
   FHLMC   Federal Home Loan Mortgage Corporation
    FNMA   Federal National Mortgage Association
    GNMA   Government National Mortgage Association
   REMIC   Real Estate Mortgage Investment Conduit

--------------------------------------------------------------------------------
Cost also represents cost for Federal income tax purposes. Portfolio holding percentages represent market value as a percentage of net assets. See accompanying notes to financial statements.

Nationwide(R) Investing Foundation

Tax-Free Income Fund

Management Discussion of Fund Performance

   The Nationwide Tax-Free Income Fund's total return for the year ended October 31, l998, was 7.09% (Class D), without sales charge and assuming all dividends were reinvested, while the Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 8.02%.
   The Municipal bond market experienced another active and volatile year. Interest rates reached historical lows and issuance remained heavy. For the period, the Bond-Buyer 11-General Obligation Municipal Index declined 0.35% from
5.28 % to 4.93%. However, during the first week of October, the index closed at 4.75%, the lowest level seen for the index since the late '60s. The yield on the most current U.S. Treasury 30-year bond declined 1.07% from 6.15% to 5.08% for the period, and also reached another low not seen in the last three decades during that same week of October when it closed at 4.87%. Municipal bonds performed well, according to the Bond-Buyer 11-General Obligation Municipal Index, but failed to keep pace with the run-away gains posted by Treasury securities in response to investor concerns about potential global economic weakness.
   During the latter part of the fiscal year, global economic turbulence sparked a flight to quality. Investors, fearing the economic weakness in Asia and Eastern Europe might spread to the United States, began to dump stocks and high-yield bonds. They switched these assets into safer investments, such as U.S. government securities. In late September, the Federal Reserve, in a preemptive move against the risk of a deteriorating U.S. economy, reduced the Federal funds rate by 0.25%. The cut was intended to pacify financial markets and ease the anxieties of the U.S. consumer and investor. The financial markets expected more, and continued to seek liquidity. The Federal Reserve surprised investors with another 0.25% drop in rates on October 15, and the markets rallied instantly.
   The Municipal market benefited from this turmoil. The market had been suffering from a glut of issuance. Municipal bond issuance was on pace to top l993's $293 billion record. Volume through the first 10 months of the calendar year is up 32% over the comparable period of last year. Supply overwhelmed investors and hurt Municipal bond prices, making their tax-free yields look very attractive when compared with taxable Treasury bonds. Yields on long-term Municipal bonds -- around 95% of comparable taxable Treasury bonds -- is much higher than the 84% level seen historically.
   The volatility is expected to continue in the financial markets. However, the Federal Reserve has demonstrated it will move aggressively if developments require actions. I will continue to maintain a long-term view and seek to take advantage of opportunities to increase return for shareholders.
   The average quality of the Fund is AA and the average maturity is approximately 17.5 years.


Alpha L. Benson, MBA - Portfolio Manager

Fund Value $265,739,922

Portfolio Composition
(Subject to Change)

Pie Chart:
Municipal Securities                99.6%


Average Annual (Compound) Total Return+
(For Years Ended October 31, 1998)

             Class A*           Class B*         Class D
Years   w/o SC** w/SC(1)  w/o SC** w/SC(2) w/o SC**  w/SC(1)
-----------------------------------------------------------
  1        6.87%   2.07%     6.67%   1.67%    7.09%   2.27%
-----------------------------------------------------------
  5        4.87%   3.91%     4.83%   4.51%    4.92%   3.95%
-----------------------------------------------------------
  10       7.28%   6.79%     7.26%   7.26%    7.30%   6.81%
-----------------------------------------------------------

 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 0.85% (Class B) 12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 4.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  +  See legend on Table of Contents.
 Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

Fund Performance - Class D

Line Chart:
        Fund              LBMBI             CPI
1988    9550              10000             10000
1989   10289             10809             10458
1990   10833             11612             11125
1991   12124             13025             11442
1992   12994             14119             11817
1993   15198             16105             12142
1994   13870             15404             12467
1995   15903             17691             12808
1996   16747             18699             13192
1997   18041             20287             13467
1998   19321             21913             13667


Comparative performance of $10,000 invested in the Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)* and the Consumer Price Index
(CPI)** over a 10-year period ended 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The LBMBI consists of investment-grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.
 ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Tax-Free Income Fund
                                        October 31, 1998
PRINCIPAL         SECURITY                                 VALUE
Long-term Municipal Securities (99.6%)
-----------------------------------------------------------------------
Alabama (4.5%)
$2,915,000 Alabama Housing Finance Authority Single-
              Family Mortgage Revenue Bonds
              (Collateralized Home Mortgage Revenue
              Bond Program),1996 Series D,
              6.00%, 2016                                  $  3,093,544
2,000,000  Birmingham, Alabama General Obligation
              Unlimited Tax Refunding Revenue, Series
              1992 B, 6.25%, 2016                             2,157,500
1,100,000  Birmingham, Alabama General Obligation
              Unlimited Tax Parking Warrants, Series
              1995 A, 5.90%, 2018                             1,205,875
2,480,000  Birmingham, Alabama Water Works & Sewer
              Board Refunding Revenue, Series 1992,
              6.125%, 2012                                    2,653,600
2,500,000  Huntsville, Alabama General Obligation
              Limited Tax Warrants, Series 1992 A,
              6.00%, 2012                                     2,712,500
                                                               --------
                                                             11,823,019
                                                               --------
-----------------------------------------------------------------------
Arizona (1.0%)

2,500,000  Salt River Project Agricultural Improvement
              & Power District, Arizona Electric System
              Revenue Bonds, Series 1992 C,
              6.20%, 2012                                     2,693,750
-----------------------------------------------------------------------
Colorado (0.7%)

1,500,000  Colorado Health Facilities, Authority Revenue
              Bonds Series 1994A (Kaiser Permanente),
              5.35%, 2016                                     1,515,000
 340,000   Colorado Housing Finance Authority Single-
              Family Housing Revenue Refunding Bonds,
              Series 1991-A, 7.15%, 2014                        362,525
                                                               --------
                                                              1,877,525
                                                               --------
-----------------------------------------------------------------------
Connecticut (2.8%)

4,115,000  Connecticut Housing Finance Authority, Housing
              Mortgage Finance Program Bonds,
              Series 1992-B, 6.70%, 2012                      4,449,344
3,085,000  Connecticut State General Obligation Bonds,
              Unlimited Tax 1998 Series B, 5.00%, 2017        3,100,425
                                                               --------
                                                              7,549,769
                                                               --------
-----------------------------------------------------------------------
Florida (1.6%)

2,400,000  Jacksonville, Florida Electric Authority Bulk
              Power Revenue Bonds, (Scherer 4 Project,
              Issue One, Series 1991 A), 7.00%, 2012          2,586,000
1,760,000  Orlando, Florida Capital Improvement, Special
              Revenue Refunding Bonds 1998A,
              5.00%, 2019                                     1,746,800
                                                               --------
                                                              4,332,800
                                                               --------
-----------------------------------------------------------------------
Georgia (2.4%)

1,250,000  Columbus, Georgia Building Authority Lease
              Revenue Bonds, Series 1997 A,
              5.65%, 2017                                     1,350,000
2,750,000  Georgia Municipal Electric Authority, Power
              Revenue Bonds, Series 1991-V,
              6.60%, 2018                                     3,224,375

PRINCIPAL       SECURITY                                     VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
Georgia (continued)
$820,000   Georgia Residential Financial Authority, Home
              Ownership Mortgage Revenue Bonds,
              Series A, 7.50%, 2017                          $  864,075
1,000,000  Georgia Local Government, Certificates of
              Participation, Grantor Trust, Series 1998A,
              4.75%, 2028                                       972,500
                                                               --------
                                                              6,410,950
                                                               --------
-----------------------------------------------------------------------
Illinois (7.2%)

3,050,000  Chicago Park District, Illinois General
              Obligation Unlimited Tax Park Bonds,
              Series 1996, 5.60%, 2021                        3,191,062
2,185,000  Illinois Educational Facility Authority Revenue
              Bonds, Series 1991-A, Loyola University,
              7.125%, 2021                                    2,411,694
1,000,000  Illinois Housing Development Authority
              Revenue, Homeowner Mortgage Revenue
              Bonds, Series 1994-A-1, 6.45%, 2017             1,068,750
1,000,000  Illinois Regional Transportation Authority,
              General Obligation Refunding Bonds,
              Series 1996, 5.40%, 2015                        1,033,750
2,500,000  Illinois State Build, Illinois Bonds Sales
              Tax Revenue, Series V, 6.375%, 2017             2,806,250
3,000,000  Illinois State General Obligation Unlimited
              Tax Bonds, Series of March 1994,
              5.80%, 2019                                     3,228,750
4,000,000  Illinois State General Obligation Unlimited
              Tax Bonds, Series of May 1996,
              5.75%, 2017                                     4,255,000
1,000,000  Palatine, Illinois Corporate Purpose General
              Obligation, Unlimited Tax Bonds,
              Series 1985, 9.90%, 2016                        1,087,500
                                                               --------
                                                             19,082,756
                                                               --------
-----------------------------------------------------------------------
Indiana (2.9%)

5,335,000  Indiana State Toll Road Commission East-
              West Toll Road Revenue Bonds,
              Series 1980, 9.00%, 2015                        7,669,062
                                                               --------
-----------------------------------------------------------------------
Kentucky (1.3%)

3,250,000  Jefferson County, Kentucky Jewish Hospital
              Healthcare Services Health Facilities,
              (Jewish Hospital, Inc.) Revenue Bonds,
              Series 1995, 6.50%, 2015                        3,542,500
                                                               --------
-----------------------------------------------------------------------
Massachusetts (1.4%)

2,525,000  Massachusetts State General Obligation
              Unlimited Tax Bonds Consolidated Loan,
              Series 1992 B, 6.50%, 2013                      2,786,969
1,000,000  Massachusetts State Special Obligation
              Revenue Bonds, Consolidated Loan,
              Series A, 5.00%, 2017                             998,750
                                                               --------
                                                              3,785,719
                                                               --------
-----------------------------------------------------------------------
Michigan (4.1%)

3,500,000  Cheboygan, Michigan Area Schools General
              Obligation Unlimited Tax, 5.60%, 2021           3,675,000

Statement of Investments Nationwide(R) Tax-Free Income Fund continued
                                        October 31, 1998
PRINCIPAL      SECURITY                                    VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
Michigan (continued)
$2,000,000 Grand Rapids, Michigan Building Authority
              Revenue Bonds, 5.00%, 2018                   $  2,012,500
 3,500,000 Michigan State General Obligation Unlimited
              Tax Bonds, Environmental Protection
              Program, Series 1992, 6.25%, 2012               4,151,875
 1,150,000 University of Michigan Higher Education
              Housing Revenue Bonds, Series 1996 A,
              5.125%, 2015                                    1,168,687
                                                               --------
                                                             11,008,062
                                                               --------
-----------------------------------------------------------------------
Minnesota (2.3%)

2,030,000  Minnesota Housing Finance Agency Rental
              Housing Revenue Bonds, Series 1995 D,
              5.90%, 2015                                     2,141,650
3,580,000  Minnesota State Housing Finance Agency
              Single Family Mortgage Revenue Bonds,
              Series 1994 K, 6.40%, 2015                      3,812,700
                                                               --------
                                                              5,954,350
                                                               --------
-----------------------------------------------------------------------
Missouri (1.9%)

2,000,000  Missouri State Environmental Improvement
              & Energy Resources Authority Water
              Pollution Control Revenue Bonds,
              6.55%, 2014                                     2,187,500
3,000,000  Missouri State Health and Educational
              Facilities, Authority Revenue Bonds,
              (SSM Health Care System) Series A,
              5.00%, 2018                                     2,977,500
                                                               --------
                                                              5,165,000
                                                               --------
-----------------------------------------------------------------------
Nebraska (2.1%)

5,000,000  Nebraska Public Power District Power Supply
              System Revenue Bonds, Series 1993,
              6.125%, 2015                                    5,518,750
                                                               --------
-----------------------------------------------------------------------
Nevada (0.4%)

1,000,000  Nevada General Obligation Limited Tax Bonds
              Municipal Bond Bank Project Numbers
              49 & 50, Series 1995A, 5.50%, 2016              1,042,500
                                                               --------
-----------------------------------------------------------------------
New Jersey (0.4%)

1,000,000  New Jersey Turnpike Authority, Turnpike Revenue
              Bonds, Series 1991-C, 6.50%, 2016               1,171,250
                                                               --------
-----------------------------------------------------------------------
New York (1.2%)

2,000,000  New York City Transitional Finance Authority,
              Future Tax Section D, Revenue Bonds,
              Series A5.125%, 2021                            2,017,500
1,000,000  New York Local Government Assistance
              Corporation, Revenue Refunding Bonds,
              Series 1993 E, 6.00%, 2014                      1,151,250
                                                               --------
                                                              3,168,750
                                                               --------
-----------------------------------------------------------------------
North Carolina (14.8%)

1,000,000  Appalachian State University, North Carolina
              Revenue Refunding Bonds, Utilities System,
              Series 1998, 5.00%, 2018                        1,005,000
PRINCIPAL  SECURITY                                               VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
North Carolina (continued)

$1,000,000 Appalachian State University, North Carolina
              Revenue Refunding Bonds, Utilities System,
              Series 1998, 5.00%, 2024                       $  992,500
 425,000   Charlotte-Mecklenberg Hospital Authority,
              North Carolina, Health Care Systems
              Revenue Bond, Series 1992, 6.25%, 2020            453,156
5,000,000  Charlotte-Mecklenburg Hospital Authority,
              North Carolina, Health Care Systems,
              Health Care Revenue Bonds,
              Series 1997 A, 5.125%, 2022                     5,006,250
1,000,000  Davidson County, North Carolina Certificates
              of Participation, Grantors Trust Series 1998A,
              Davidson County Public Facilities
              Corporation, 5.00%, 2018                          986,250
1,000,000  North Carolina Educational Facilities Finance
              Agency Revenue Bonds (Wake Forest
              University), Series 1997, 5.00%, 2017           1,002,500
2,000,000  North Carolina Medical Care Commission
              Hospital Revenue Refunding Bonds (North
              Carolina Baptist Hospitals Project),
              Series 1992 A,  6.375%, 2014                    2,150,000
1,995,000  North Carolina Medical Care Commission
              Health Care Revenue Refunding Bonds
              (Novant Health Project), Series 1998 A,
              5.00%, 2018                                     1,980,037
1,000,000  North Carolina Medical Care Commission
              Hospital Revenue Bonds (Duke University
              Hospital Project), Series C, 5.25%, 2017        1,011,250
4,105,000  North Carolina Medical Care Commission
              Hospital Revenue Bonds (Pitt County
              Memorial Hospital), Series 1998 B,
              4.75%, 2028                                     3,838,175
1,000,000  North Carolina Medical Care Commission
              Hospital Revenue Bonds, (Pitt County
              Memorial Hospital), Series 1998 A,
              5.00%, 2018                                       981,250
3,250,000  North Carolina Medical Care Commission
              Hospital Revenue Bonds (Rex Healthcare),
              Series 1998, 5.00%, 2017                        3,233,750
1,985,000  North Carolina Housing Finance Agency
              Single-Family Revenue Bonds,
              Series AA, 6.25%, 2017                          2,121,469
1,611,000  North Carolina Housing Finance Agency
              Single-Family Revenue Bonds,
              Series J, 7.40%, 2022                           1,669,399
1,490,000  North Carolina Housing Finance Agency
              Single-Family Revenue Bonds,
              Series N, 7.40%, 2028                           1,564,500
2,185,000  North Carolina Housing Finance Agency
              Single-Family Revenue Bonds,
              Series GG, 5.90%, 2013                          2,316,100
3,460,000  North Carolina Housing Finance Agency
              Multi-Family Revenue Refunding Bonds
              Series H, 5.95%, 2021                           3,658,950
1,140,000  University of North Carolina at Chapel Hill
              Dining System Revenue Bonds,
              Series 1997, 5.40%, 2017                        1,199,850

Statement of Investments Nationwide(R) Tax-Free Income Fund continued
                                        October 31, 1998

PRINCIPAL  SECURITY                                               VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
North Carolina (continued)

$2,000,000 University of North Carolina at Greensboro
              Student Facilities System Revenue Bonds,
              Series 1997 C, 5.125%, 2018                   $ 2,035,000
2,210,000  University of North Carolina at Wilmington
              Student Fee Revenue Bonds (Student
              Recreation Center), Series 1998,
              5.15%, 2019                                     2,248,675
                                                               --------
                                                             39,454,061
                                                               --------
-----------------------------------------------------------------------
Ohio (1.8%)

1,100,000  Franklin County, Ohio Hospital Refunding
              & Improvement Revenue Bonds, The
              Children's Hospital Project,
              Series 1996 A, 5.75%, 2020                      1,177,000
1,220,000  Ohio Housing Finance Agency Mortgage
              Revenue Bonds, Residential Mortgage
              Backed Securities, Series A-1,
              5.70%, 2017                                     1,276,425
2,000,000  Ohio Turnpike Commission Turnpike Turnpike
              Revenue Bonds, Series 1996 A,
              5.70%, 2017                                     2,242,500
                                                               --------
                                                              4,695,925
                                                               --------
-----------------------------------------------------------------------
Pennsylvania (5.3%)

4,500,000  Pennsylvania Higher Educational Facilities
              Authority, The University of Pennsylvania
              Health Service Revenue Bonds,
              Series1996 A, 5.875%, 2015                      4,815,000
1,500,000  Pennsylvania Housing Finance Agency Rental
              Housing Refunding Revenue Bonds,
              Issue 1992, 6.25%, 2007                         1,595,625
4,055,000  Pennsylvania Housing Finance Agency Rental
              Housing Refunding Revenue Bonds,
              Issue 1992, 6.40%, 2012                         4,328,712
2,000,000  Pennsylvania State Turnpike Commission
              Oil Franchise Tax Revenue Bonds,
              Series A, 6.00%, 2014                           2,250,000
1,000,000  Pennsylvania State Turnpike Commission
              Oil Franchise Tax Revenue Bonds,
              Series 1998A 5.00%, 2023                          985,000
                                                               --------
                                                             13,974,337
                                                               --------
-----------------------------------------------------------------------
South Carolina (6.9%)

4,980,000  Charleston, South Carolina Waterworks
              & Sewer System Refunding & Capital
              Improvement Revenue Bonds,
              Series 1991, 6.00%, 2018                        5,266,350
1,500,000  Charleston, South Carolina Waterworks
              & Sewer System Refunding & Capital
              Improvement Revenue Bonds,
              Series 1998, 4.50%, 2024                        1,387,500
3,610,000  Greenville, South Carolina Hospital System
              Revenue Bonds Hospital Facilities,
              Series B, 5.25%, 2017                           3,673,175
2,000,000  Greenwood County, South Carolina Hospital
              Facilities Revenue Bonds, Self Memorial
              Hospital, Series 1998A, 5.00%, 2023             1,972,500

PRINCIPAL  SECURITY                                               VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
South Carolina (continued)

$3,075,000 South Carolina State Housing Finance &
              Development Authority Homeownership
              Mortgage Purchase Bonds,
              Series 1994 A, 6.375%, 2016                  $  3,255,656
1,500,000  South Carolina State Housing Finance
              & Development Authority Multi-Family
              Development Revenue Refunding,
              Series 1992 A, 6.875%, 2023                     1,593,750
1,000,000  Spartanburg, South Carolina Water System
              Revenue Bonds, Series 1996,
              6.10%, 2021                                     1,136,250
                                                               --------
                                                             18,285,181
                                                               --------
-----------------------------------------------------------------------
South Dakota (0.6%)

1,500,000  South Dakota Health and Educational Facilities
              Authority Revenue Refunding Bonds, Rapid
              City Regional Hospital Issue, Series,
              5.00%, 2022                                     1,479,375
                                                               --------
-----------------------------------------------------------------------
Tennessee (1.5%)

1,500,000  Knox County, Tennessee Public Improvement
              General Obligations Unlimited Tax Bonds,
              4.75%, 2019                                     1,456,875
1,285,000  Nashville & Davidson County, Tennessee
              Health & Educational Facilities Revenue
              Bonds, (Meharry Medical College HEW
              Collateralized), Series 1979,
              7.875%, 2004                                    1,444,019
1,000,000  Shelby County, Tennessee General Obligation
              Unlimited Tax Bonds, Public Improvement
              Bonds, 1996 Series A, 5.85%, 2017               1,116,250
                                                               --------
                                                              4,017,144
                                                               --------
-----------------------------------------------------------------------
Texas (17.0%)

1,140,000  Arlington, Texas Certificates of General
              Obligation Limited Tax Bonds,
              5.00%, 2019                                     1,138,575
1,000,000  Arlington, Texas Independent School District,
              Refunding General Obligation Unlimited
              Tax Bonds, 5.00%, 2016                          1,005,000
2,325,000  Beaumont Independent School District, Texas,
              General Obligation Unlimited Tax School
              Building Bonds, Series 1996,
              5.00%, 2016                                     2,333,719
2,030,000  Beaumont Independent School District, Texas,
              General Obligation Unlimited Tax School
              Building Bonds, Series 1997,
              4.75%, 2017                                     1,976,712
3,465,000  Dayton Independent School District, Texas,
              General Obligation Unlimited Tax School
              Building and Refunding Bonds,
              Series 1996, 5.375%, 2017                       3,568,950
2,300,000  Fort Bend Independent School District, Texas
              General Obligation Unlimited Tax Bonds,
              Series 1996, 5.00%, 2018                        2,302,875
1,350,000  Fort Worth, Texas General Obligation Limited
              Tax Bonds, 5.625%, 2017                         1,417,500

Statement of Investments Nationwide(R) Tax-Free Income Fund continued
                                        October 31, 1998
PRINCIPAL  SECURITY                                               VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
Texas (continued)
$1,000,000 Grand Prairie  Independent School District,
              Texas General Obligation Unlimited Tax
              School Building and Refunding Bonds,
              Series 1996, 5.00%, 2018                     $  1,013,750
5,325,000  Harris County, Texas Health Facilities
              Development Corporation Revenue School
              Health Care Systems, Series B,
              5.75%, 2027                                     5,624,531
2,500,000  Houston Independent School District, Texas,
              General Obligation Limited Tax School
              House Refunding Bonds Series 1997,
              5.375%, 2017                                    2,575,000
1,000,000  Houston, Texas Water and Sewer Junior Lien
              Revenue Refunding Bonds, Series 1991 C,
              6.375%, 2017                                    1,080,000
1,245,000  Lower Colorado River Authority, Texas Junior
              Lien Refunding Revenue Bonds, Escrowed
              Series 1992, 6.00%, 2017                        1,409,962
1,165,000  Lower Colorado River Authority, Texas Junior
              Lien Refunding Revenue Bonds,
              Unrefunded Series 1992, 6.00%, 2017             1,220,338
4,000,000  San Antonio, Texas General Obligation Limited
              Tax Improvement and Refunding Bonds,
              Series 1996 A, 5.00%, 2016                      4,015,000
2,000,000  Texas A&M University System Board of Regents
              Revenue Financing System Bonds,
              Series 1996, 5.375%, 2014                       2,075,000
2,810,000  Texas State Water Development Board State
              Revolving Fund Senior Lien Revenue
              Bonds, Program Series 1997 A,
              5.25%, 2019                                     2,852,150
3,175,000  Texas State Water Development Bonds,
              General Obligation Limited Tax,
              Series 1994, 6.90%, 2017                        3,587,750
1,500,000  Travis County, Texas Health Facilities
              Development Corporation, Hospital Revenue
              Bonds, Charity Obligated Group Bonds,
              Daughters of Charity National Health
              System, Series 1998 B, 5.00%, 2013              1,509,375
1,500,000  Travis County, Texas Health Facilities
              Development Corporation, Hospital Revenue
              Bonds, Charity Obligated Group Bonds,
              Daughters of Charity National Health
              System, Series 1998 A, 5.125%, 2024             1,496,250
2,655,000  Weatherford, Independent School District, Texas,
              General Obligation Unlimited Tax School
              Building and Refunding Bonds,
              Series 1994, 6.50%, 2015                        3,020,063
                                                               --------
                                                             45,222,500
                                                               --------
-----------------------------------------------------------------------
Utah (0.4%)

1,000,000  Utah State Housing Finance Agency, Multi-
              family Housing Revenue Refunding Bonds,
              Cottonwoods Apartment Project,
              Issue 1995, 6.30%, 2015                         1,056,250
                                                               --------

PRINCIPAL  SECURITY                                               VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
Virginia (8.0%)

$940,000   Fairfax County, Virginia Water Authority Water
              Refunding Revenue Series 1992,
              6.00%, 2022                                  $  1,031,650
4,250,000  Henrico County, Virginia Water and Sewer
              System Refunding Revenue Bonds, Series
              1994, 5.875%, 2014                              4,590,000
1,000,000  Virginia Housing Development Authority
              Commonwealth Mortgage Revenue
              Bonds, Series B, Subseries B-2,
              6.50%, 2010                                     1,091,250
1,080,000  Virginia Housing Development Authority
              Commonwealth Mortgage Revenue
              Bonds, Series 1995 D Subseries D-1,
              5.95%, 2013                                     1,127,250
2,900,000  Virginia Housing Development Authority
              Commonwealth Mortgage Revenue
              Bonds, Subseries C-7, 6.30%, 2015               3,041,375
1,000,000  Virginia Housing Development Authority
              Commonwealth Mortgage Revenue
              Bonds, Series 1995 B, Subseries B-3,
              6.35%, 2015                                     1,071,250
1,930,000  Virginia Housing Development Authority
              Commonwealth Mortgage Revenue
              Bonds, Series 1995 B, Subseries B-3,
              6.35%, 2016                                     2,067,513
2,000,000  Virginia Housing Development Authority
              Commonwealth Mortgage Revenue
              Bonds, Series 1992 A, 7.10%, 2022               2,115,000
2,000,000  Virginia Public School Authority School Financing
              Revenue Bonds (1991 Resolution),
              Series 1994 A, 6.20%, 2013                      2,230,000
2,650,000  Virginia Public School Authority School Financing
              Revenue Bonds (1991 Resolution),
              Series 1996 B, 5.125%, 2017                     2,699,688
                                                               --------
                                                             21,064,976
                                                               --------
-----------------------------------------------------------------------
Washington (2.3%)

1,500,000  King County, Washington General Obligation
              Limited Tax Refunding Bonds,
              Series 1996 C, 5.25%, 2021                      1,530,000
1,000,000  Seattle, Washington General Obligation
              Limited Tax Series 1995, 5.125%, 2015           1,016,250
3,500,000  Washington State Motor Vehicle Fuel Tax
              General Obligation Unlimited Tax
              Bonds, Series 1997 D, 5.375%, 2022              3,578,750
                                                               --------
                                                              6,125,000
                                                               --------
-----------------------------------------------------------------------
Wisconsin (2.8%)

1,000,000  Wisconsin Housing and Economic Development
              Authority Home Ownership Revenue
              Bonds, Series A, 5.65%, 2010                    1,065,000
2,000,000  Wisconsin State General Obligation Unlimited
              Tax Bonds, Series 1992 A, 6.30%, 2011           2,170,000
1,500,000  Wisconsin State Transportation Revenue
              Bonds, Series A, 5.50%, 2011                    1,612,500

Statement of Investments Nationwide(R) Tax-Free Income Fund continued
                                        October 31, 1998
PRINCIPAL    SECURITY                                       VALUE
Long-term Municipal Securities (continued)
-----------------------------------------------------------------------
Wisconsin (continued)

$2,500,000 Wisconsin State Transportation Revenue
              Bonds, Series A, 5.50%, 2012                  $ 2,687,500
                                                              ---------
                                                              7,535,000
                                                              ---------

Total long-term municipal securities                       $264,706,261
                                                           ============
              (cost $247,517,837)

-----------------------------------------------------------------------
Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.


See accompanying notes to financial statements.


Distribution of investments, as a percentage of total investment in securities at value, is as follows:
--------------------------------------------------------------------------------
         Industry                           Market Value

County/City/School District                 $ 23,595,894
Education                                     19,068,594
Electric Utilities                            14,022,875
Healthcare/Medical Products                    9,167,031
Hospitals                                     34,473,687
Housing                                       56,258,486
Miscellaneous                                  9,336,063
Political Subdivisions - City/County          24,193,375
State Territories and Possessions             29,034,094
Transportation                                19,651,562
Water, Sewer and Combined Utilities           25,904,600
                                            ------------
                                            $264,706,261
                                            ============

Nationwide(R) Investing Foundation
Intermediate U.S. Government
Bond Fund
Management Discussion of Fund Performance

   The total return for the year ended October 31, 1998, was 9.03% for the Nationwide Intermediate U.S. Government Bond Fund (Class D), without sales charge and assuming all dividends were reinvested, versus the average return of 8.53% for other funds in the Intermediate U.S. Government Bond Fund category, according to Lipper, Inc.
   Continued low inflation, a surprisingly large U.S. budget surplus, and turmoil in world financial markets created a good backdrop for Treasury securities with 30-year Treasury bond yields falling to 5.15% from 6.15%. Intermediate Treasury bonds performed even better with two-year Treasury bond yields falling to 4.10% from 5.61%, while 10-year Treasury securities fell to 4.60% from 5.83%. Though Treasury bonds performed well, spread sectors in the Government market lagged. Spread instruments provide additional return over Treasury bonds and include Agency Obligations and Collateralized Mortgage Obligations (CMOs).
   During the year, Agency paper was purchased at levels not seen by the Industry since the 1980s. Positions in CMOs were reduced early in the year as the risk/reward profile became unfavorable. As rates continued to fall, prepayment fears among participants caused yield spreads to widen to attractive levels and some positions in CMOs were added. Finally, positions in long-term Treasury bonds and Zero Coupon securities were added to enhance returns in the falling interest rate environment.
   The coming year promises to be an interesting one for investors as the turmoil in world markets continues to make an uncertain impact on the U.S. economy. The recent decline in equity markets highlights the importance of diversification, and we feel good quality bond funds should be a part of any investor's portfolio.
   Current holdings include 53% in Treasury and Agency Obligations. CMOs account for 44% of the portfolio, and the remainder is in Repurchase Agreements. Many of the Agency and CMO holdings appear to be undervalued by the marketplace and should outperform Treasury bonds.



Wayne T. Frisbee, CFA; Gary R. Hunt, MBA, CFA
Portfolio Managers

Fund Value $51,477,637

Portfolio Composition
(Subject to Change)

Mortgage-Backed Securities         43.5%
Repurchase Agreements              3.3%
U.S. Government                    52.5%

Average Annual (Compound) Total Return+
(For Periods Ended October 31, 1998)

             Class A*         Class B*         Class D
Years   w/o SC** w/SC(1)  w/o SC** w/SC(2) w/o SC**  w/SC(1)
-----------------------------------------------------------
  1        8.82%   3.92%     8.41%   3.41%    9.03%   4.13%
-----------------------------------------------------------
  5        6.83%   5.85%     6.75%   6.44%    6.87%   5.89%
-----------------------------------------------------------
  Life     7.42%   6.68%     7.36%   7.36%    7.45%   6.71%
-----------------------------------------------------------

 Life of the Fund is since 2/10/92.
 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 0.85% (Class B) 12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 4.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  +  See legend on Table of Contents.
 Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

Fund Performance - Class D

Line Chart:
        Fund              MLGMI             CPI
2/92    9550              10000             10000
1992    10041             10695             10224
1993    11060             12086             10505
1994    10596             11563             10786
1995    12341             13345             11081
1996    12992             14015             11413
1997    14143             15234             11651
1998    15421             16961             11824

Comparative performance of $10,000 invested in the Intermediate U.S. Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)* and the Consumer Price Index (CPI)** since inception (2/10/92) to 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
 ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Intermediate U.S. Government Bond Fund
                                        October 31, 1998
PRINCIPAL         SECURITY                                  VALUE
Mortgage-backed Securities (43.5%)
-----------------------------------------------------------------------
$4,328,105 FHLMC REMIC Series 1462, Class PT,
              7.50%, 01/15/03                               $ 4,465,687
3,000,000  FHLMC REMIC Series 1313, Class G,
              7.25%, 06/15/07                                 3,093,729
1,000,000  FHLMC REMIC Series 1512, Class HB,
              6.50%, 02/15/08                                 1,030,852
5,000,000  FHLMC REMIC Series 1560, Class PN,
              7.00%, 12/15/12                                 5,195,195
3,437,917  FHLMC REMIC Series 31, Class E,
              7.55%, 05/15/20                                 3,588,587
  958,773  FNMA Pool 73341, 6.31%, 01/01/06                     996,283
  997,247  FNMA Pool 380488, 6.10%, 07/01/08                  1,022,375
1,173,718  FNMA REMIC Series 92-126, Class VB,
              8.00%, 07/25/02                                 1,222,697
  237,707  FNMA REMIC Series 1988-25, Class B,
              9.25%, 10/25/18                                   254,723
1,442,227  FNMA REMIC Series 1990-7, Class B,
              8.50%, 01/25/20                                 1,527,831
                                                               --------

Total mortgage-backed securities (cost $21,514,747)          22,397,959
                                                               --------

U.S. Government and Agency
Long-term Obligations (52.5%)
-----------------------------------------------------------------------


3,000,000  Federal Home Loan Mortgage Corp.,
              5.98%, 12/08/05                                 3,145,035
3,000,000  Federal Home Loan Mortgage Corp.,
              5.75%, 04/15/08                                 3,093,690
1,475,000  Federal National Mortgage Association,
              5.73%, 01/06/03                                 1,515,414
4,000,000  Federal National Mortgage Association,
              7.35%, 03/28/05                                 4,469,388
1,000,000  Federal National Mortgage Association,
              6.77%, 09/01/05                                 1,090,362
2,950,000  Federal Farm Credit, 5.68%, 03/12/01               3,012,398
1,000,000  Federal Farm Credit, 7.16%, 05/15/06               1,115,755
2,000,000  Resolution Funding STRIPS,
              0.00%, 07/15/07                                 1,313,556
2,000,000  Resolution Funding STRIPS,
              0.00%, 07/15/13                                   887,576
7,500,000  Resolution Funding STRIPS,
              0.00%, 10/15/13                                 3,270,135
1,000,000  U.S. Treasury Bond, 7.50%, 11/15/16                1,247,500
2,500,000  U.S. Treasury Note, 7.00%, 07/15/06                2,876,563
                                                               --------

Total U.S. government and agency long-term obligations
              (cost $25,863,179)                             27,037,372
                                                               --------
PRINCIPAL  SECURITY                                               VALUE
Repurchase Agreement (3.3%)
-----------------------------------------------------------------------
$1,683,000 Fifth Third Bank 5.30%, 11/02/98,
             Collateralized by $1,673,000
             FHLMC Pool #G10657, 7.50%, 02/01/12,
             market value $1,717,000
             (cost $1,683,000)                              $ 1,683,000
                                                            -----------

Total investments (cost $49,060,926)                        $51,118,331
                                                            ===========


--------------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
   FHLMC   Federal Home Loan Mortgage Corp.
   REMIC   Real Estate Mortgage Investment Conduit
    FNMA   Federal National Mortgage Association
  STRIPS   Separate Trading of Registered Interest
              and Principal Securities

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.


See accompanying notes to financial statements.

Nationwide(R) Investing Foundation

Long-Term U.S. Government
Bond Fund
Management Discussion of Fund Performance

   The total return for the year ended October 31, 1998, was 11.15% for the Nationwide Long-Term U.S. Government Bond Fund (Class D), without sales charge and assuming all dividends were reinvested. This compares favorably to the average return of 9.08% for other funds in the U.S. Government Bond category. The Fund was one of the top 15 performing funds in the General U.S. Government Bond category this year (out of 187), according to Lipper, Inc.
   Continued low inflation, a surprisingly large U.S. budget surplus, and turmoil in world financial markets created a good backdrop for Treasury securities with 30-year Treasury bond yields falling to 5.15% from 6.15%. Intermediate Treasuries performed even better with two-year Treasury bond yields falling to 4.10% from 5.61%, while 10-year Treasury bond yields fell to 4.60% from 5.83%. Though Treasury securities performed well, spread sectors in the Government market lagged. Spread instruments provide additional return over Treasury securities and include Agency Obligations and Collateralized Mortgage Obligations (CMOs).
   During the year, Agency paper was purchased at levels not seen by the Industry since the 1980s. Positions in CMOs were reduced early in the year as the risk/reward profile became unfavorable. As rates continued to fall, prepayment fears among participants caused yield spreads to widen to attractive levels and some positions in CMOs were added. Finally, positions in long Treasury bonds and Zero Coupon securities were added to enhance returns in the falling interest rate environment.
   The coming year promises to be an interesting one for investors as the turmoil in world markets continues to make an uncertain impact on the U.S. economy. The recent decline in equity markets highlights the importance of diversification and we feel good quality bond funds should be a part of any investor's portfolio.
   Current holdings include 66% in Treasury and Agency Obligations. CMOs account for 31% of the holdings, and the remainder are in Repurchase Agreements. Many of the Agency and CMO holdings appear to be undervalued by the marketplace and should outperform Treasury securities.



Wayne T. Frisbee, CFA; and Gary R. Hunt, MBA, CFA
Portfolio Managers

Fund Value $41,498,502

Portfolio Composition
(Subject to Change)

Pie Chart:
Mortgage-Backed Securities          31.3%
Repurchase Agreements                2.3%
U.S. Government                     65.7%


Average Annual (Compound) Total Return+
(For Periods Ended October 31, 1998)

             Class A*          Class B*           Class D
Years   w/o SC** w/SC(1)  w/o SC** w/SC(2) w/o SC**  w/SC(1)
-----------------------------------------------------------
  1       11.04%   6.04%    10.62%   5.62%   11.15%   6.15%
-----------------------------------------------------------
  5        7.12%   6.14%     7.04%   6.73%    7.14%   6.16%
-----------------------------------------------------------
  Life     9.31%   8.80%     9.27%   9.27%    9.32%   8.82%
-----------------------------------------------------------

 Life of the Fund is since 12/19/88.
 All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
  * These returns represent performance achieved prior to the creation of the class (5/11/98), excluding a 0.25% (Class A) or 0.85% (Class B)
     12b-1 fee. Had class A or B been in existence for the time periods presented, the Fund's performance would have been higher or lower as a result of the additional expenses.
 **  These returns do not reflect the effects of a sales charge.
  1  A 4.50% front-end sales charge was paid.
  2 A 5.00% contingent deferred sales charge (CDSC) was paid. The CDSC declines to 0 after 6 years.
  +  See legend on Table of Contents.
 Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.


Fund Performance - Class D

Line Chart:
        Fund              MLGMI             CPI
1988    9550              10000             10000
1989   10678             10693             10389
1990   11418             11329             11051
1991   13272             12987             11366
1992   14723             14330             11738
1993   16307             16194             12061
1994   15532             15493             12384
1995   18123             17880             12724
1996   19031             18783             13104
1997   20712             20412             13377
1998   23023             22726             13576


Comparative performance of $10,000 invested in the Long-Term U.S. Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)* and the Consumer Price Index (CPI)** since inception (12/19/88) to 10/31/98. Unlike our Fund, these indices do not reflect any fees, expenses or sales charges.
  * The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
 ** The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Long-Term U.S. Government Bond Fund
                                        October 31, 1998
PRINCIPAL         SECURITY                                  VALUE
Mortgage-backed Securities (31.3%)
-----------------------------------------------------------------------
$2,000,000 FHLMC REMIC Series 1313, Class G,
              7.25%, 06/15/07                               $ 2,062,486
2,000,000  FHLMC REMIC Series 2053, Class VB,
              6.50%, 05/15/12                                 2,110,182
1,289,219  FHLMC REMIC Series 31, Class E,
              7.55%, 05/15/20                                 1,345,720
  410,098  FHLMC REMIC Series 190-D,
              9.20%, 10/15/21                                   435,100
1,994,494  FNMA Pool 380488, 6.10%, 07/01/08                  2,044,751
3,129,914  FNMA REMIC Series 92-126, Class VB,
              8.00%, 07/25/02                                 3,260,525
  222,682  FNMA REMIC Series 1989-86,
              8.75%, 11/25/19                                   235,587
  961,485  FNMA REMIC Series 1990-7, Class B,
              8.50%, 01/25/20                                 1,018,554
  476,276  FNMA REMIC Series 1991-73A,
              8.00%, 07/25/21                                   491,521
                                                               --------

Total mortgage-backed securities (cost $12,429,679)          13,004,426
                                                               --------

U.S. Government and Agency
Long-term Obligations (65.7%)
-----------------------------------------------------------------------


4,000,000  Federal Home Loan Mortgage Corp.
              Debenture 6.80%, 08/22/05                       4,376,444
4,000,000  Federal Home Loan Mortgage Corp. Global
              Notes 6.75%, 05/30/06                           4,378,208
3,000,000  Federal National Mortgage Association,
              7.65%, 03/10/05                                 3,402,408
10,000,000 Resolution Funding STRIPS,
              0.00%, 04/15/06                                 7,017,180
10,000,000 Resolution Funding STRIPS,
              0.00%, 07/15/13                                 4,437,880
2,000,000  U.S. Treasury Bond, 7.50%, 11/15/16                2,495,000
1,000,000  U.S. Treasury Note, 7.00%, 07/15/06                1,150,625
                                                               --------

Total U.S. government and agency long-term obligations
              (cost $24,397,760)                             27,257,745
                                                               --------
PRINCIPAL         SECURITY                    VALUE
Repurchase Agreement (2.3%)
-----------------------------------------------------------------------
$951,000   Fifth Third Bank 5.30%, 11/02/98,
              Collateralized by $971,000
              Federal National Mortgage Association
              Pool #406608, 6.75%, 07/01/24,
              market value $971,000 (cost $951,000)           $ 951,000
                                                               --------

Total investments (cost $37,778,439)                        $41,213,171
                                                            ===========

--------------------------------------------------------------------------------
The abbreviations in the above statement stand for the following:
   FHLMC   Federal Home Loan Mortgage Corp.
   REMIC   Real Estate Mortgage Investment Conduit
    FNMA   Federal National Mortgage Association
  STRIPS   Separate Trading of Registered Interest
              and Principal Securities

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.


See accompanying notes to financial statements.

Nationwide(R) Investing Foundation

Money Market Fund

Management Discussion of Fund Performance

   The net assets of Nationwide Money Market Fund were $1,048.7 million at October 31, 1998. The Fund has performed better than its benchmark, the Consumer Price Index, for the past 10 years. The one-year performance (as of October 31, 1998) for the Consumer Price Index was 1.43% versus 5.15% for the Fund. The 10-year performance (for the same period) for the Consumer Price Index was 3.18% versus 5.30% for the Fund. There is no sales charge on the Money Market fund.
   The Federal funds rate was lowered twice this year. Both decreases were 0.25%. The rate changes occurred in September and October of this year. The current Federal funds rate is 5.00%; This is the rate banks charge depository institutions for loans. These moves provided the securities markets with an indication the Federal Reserve is committed to preserving liquidity in the financial system.
   Although the Fund is permitted to hold up to 5% per issuer and 25% per industry, the actual holdings are lower. Only issuers with at least two ratings in the highest rating category from a nationally recognized statistical rating organization are eligible for investment. A determination of minimal credit risk is required by Rule 2a-7, Investment Company Act of 1940, for all issuers approved for investment by the Fund.


Patricia A. Mynster - Portfolio Manager

Fund Value $1,048,688,841


Portfolio Composition
(Subject to Change)

Pie Chart:
Commercial Paper                         95.1%
U.S. Government Obligations               5.4%



Average Annual (Compound) Total Return+
(For Years Ended October 31, 1998)


Years
----------------------
  1              5.15%
----------------------
  5              4.81%
----------------------
  10             5.30%
----------------------

There is no sales charge on the Money Market Fund.

+ See legend on Table of Contents.

An investment in the Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Fund Performance

Line Chart:
          Fund                                CPI
1988     10000                               10000
1989     10889                               10458
1990     11754                               11125
1991     12476                               11442
1992     12916                               11817
1993     13251                               12142
1994     13694                               12467
1995     14442                               12808
1996     15171                               13192
1997     15941                               13467
1998     16762                               13667

Comparative performance of $10,000 invested in the Money Market Fund and the Consumer Price Index (CPI)* over a 10-year period ended 10/31/98. Unlike our Fund, the CPI does not reflect any fees or expense.
  * The CPI represents changes in prices of all goods and services purchased for consumption by urban households.

Statement of Investments Nationwide(R) Money Market Fund
                                        October 31, 1998
PRINCIPAL         SECURITY                                 VALUE
Commercial Paper (95.1%)
-----------------------------------------------------------------------
Agriculture/Finance (1.0%)

           Deere, John Capital
$10,000,000   5.40%, 11/05/98                              $  9,993,989
                                                               --------
-----------------------------------------------------------------------
Agriculture/Supplies (1.4%)

           Deere & Co.
 8,000,000    5.27%, 11/10/98                                 7,989,460
 7,000,000    5.16%, 11/18/98                                 6,982,943
                                                               --------
                                                             14,972,403
                                                               --------
-----------------------------------------------------------------------
Auto/Finance (7.8%)

           Ford Motor Credit Co.
10,000,000    5.25-5.45%, 11/04/98                            9,995,458
 8,000,000    5.08%, 11/12/98                                 7,987,582
10,000,000    5.25%, 11/13/98                                 9,982,500
 4,000,000    5.48%, 11/20/98                                 3,988,431
 4,000,000    5.20%, 11/23/98                                 3,987,289
 4,630,000    5.16%, 11/25/98                                 4,614,073
           General Motors Acceptance Corp.
14,500,000    5.28%, 11/17/98                                14,465,973
11,000,000    5.20%, 11/27/98                                10,958,689
 7,000,000    5.09-5.25%, 12/10/98                            6,960,187
 3,500,000    5.16%, 01/05/99                                 3,467,392
 5,000,000    5.16%, 01/07/99                                 4,951,983
                                                               --------
                                                             81,359,557
                                                               --------
-----------------------------------------------------------------------
Banks (9.4%)

           J.P. Morgan & Co.
 4,000,000    5.32%, 11/06/98                                 3,997,044
10,000,000    5.42%, 11/16/98                                 9,977,417
 5,000,000    5.48%, 11/25/98                                 4,981,934
 5,000,000    5.48%, 12/02/98                                 4,976,405
 6,241,000    5.47%, 12/21/98                                 6,193,586
           National City Credit Corp.
10,000,000    5.05%, 01/04/99                                 9,910,222
           Norwest Corp.
15,000,000    5.19%, 12/14/98                                14,907,013
           SunTrust Banks, Inc.
 4,000,000    5.09-5.17%, 11/17/98                            3,990,809
 3,000,000    5.07%, 12/03/98                                 2,986,480
 7,000,000    5.40%, 12/07/98                                 6,964,510
15,000,000    5.40%, 12/08/98                                14,916,750
           Toronto-Dominion USA
15,000,000    5.10%, 11/30/98                                14,938,375
                                                               --------
                                                             98,740,545
                                                               --------
-----------------------------------------------------------------------
Broker/Dealers (11.8%)

           Bear Stearns Cos., Inc.
11,000,000    5.22%, 11/24/98                                10,963,008
 8,000,000    5.30%, 12/01/98                                 7,964,667
 5,000,000    5.14%, 12/03/98                                 4,977,156
10,000,000    5.29%, 12/11/98                                 9,941,222
           Goldman Sachs Group
 5,000,000    5.43%, 11/02/98                                 4,999,246
 7,000,000    5.10%, 11/03/98                                 6,998,017
 5,000,000    5.36%, 11/16/98                                 4,988,833
 5,000,000    5.25%, 12/03/98                                 4,976,667
PRINCIPAL  SECURITY                                               VALUE
Commercial Paper (continued)
-----------------------------------------------------------------------
Broker/Dealers (continued)

           Merrill Lynch & Co.
$18,000,000   5.25-5.39%, 11/13/98                          $17,968,600
 2,000,000    5.23%, 11/19/98                                 1,994,770
 1,436,000    5.09%, 11/23/98                                 1,431,533
 7,506,000    5.07-5.08%, 11/30/98                            7,475,284
 4,559,000    5.15%, 01/27/99                                 4,502,259
           Salomon Smith Barney, Inc.
 5,000,000    5.28%, 11/09/98                                 4,994,133
17,000,000    5.25%, 11/17/98                                16,960,333
10,000,000    5.22%, 11/23/98                                 9,968,100
 3,000,000    5.06%, 12/04/98                                 2,986,085
                                                              ---------
                                                            124,089,913
                                                              ---------
-----------------------------------------------------------------------
Consumer Sales Finance (17.4%)

           American Express Credit Corp.
 6,000,000    5.40%, 11/03/98                                 5,998,200
 7,000,000    5.16%, 11/10/98                                 6,990,970
10,000,000    5.25%, 11/20/98                                 9,972,292
12,000,000    5.10%, 11/25/98                                11,959,200
 5,000,000    5.20%, 11/30/98                                 4,979,056
           American General Finance
12,000,000    5.27%, 11/06/98                                11,991,217
 5,000,000    5.30%, 11/18/98                                 4,987,486
14,700,000    5.08-5.11%, 12/08/98                           14,622,941
 5,000,000    5.16%, 12/10/98                                 4,972,050
           Associates Corp. of North America
12,000,000    5.42%, 11/06/98                                11,990,967
10,000,000    5.33%, 11/16/98                                 9,977,792
 5,000,000    5.16%, 01/19/99                                 4,943,383
           Commercial Credit Corp.
11,000,000    5.26%, 11/20/98                                10,969,463
 4,000,000    5.09%, 11/23/98                                 3,987,558
12,000,000    5.29%, 11/24/98                                11,959,443
 6,000,000    5.08-5.11%, 12/07/98                            5,969,340
 6,000,000    5.10%, 12/17/98                                 5,960,900
           Household Finance Co.
10,000,000    5.28%, 11/17/98                                 9,976,533
 6,000,000    5.09-5.23%, 11/23/98                            5,981,337
           Norwest Financial, Inc.
10,682,000    5.50%, 11/05/98                                10,675,472
 5,000,000    5.07%, 12/01/98                                 4,978,875
 9,326,000    5.17%, 01/29/99                                 9,206,801
                                                              ---------
                                                            183,051,276
                                                              ---------
-----------------------------------------------------------------------
Data Services (1.0%)

           First Data Corp.
 5,000,000    5.11%, 12/01/98                                 4,979,354
 5,000,000    5.35%, 01/12/99                                 4,946,500
                                                              ---------
                                                              9,925,854
                                                              ---------

Statement of Investments Nationwide(R) Money Market Fund continued
                                        October 31, 1998
PRINCIPAL  SECURITY                                               VALUE
Commercial Paper (continued)
-----------------------------------------------------------------------
Diversified Finance (10.9%)

           CIT Group, Inc.
$16,000,000   5.23%, 11/12/98                               $15,974,431
 5,000,000    5.25%, 11/20/98                                 4,986,146
18,093,000    5.42%, 12/08/98                                17,992,212
           Finova Capital Corp.
 8,000,000    5.48%, 11/06/98                                 7,993,911
10,000,000    5.47%, 11/13/98                                 9,981,767
13,966,000    5.47-5.44%, 11/20/98                           13,926,469
 3,226,000    5.40%, 02/04/99                                 3,180,029
           General Electric Capital Corp.
 5,000,000    5.23%, 11/04/98                                 4,997,821
 5,000,000    5.51%, 11/12/98                                 4,992,132
 2,500,000    5.06%, 11/20/98                                 2,493,324
 3,000,000    5.09%, 12/04/98                                 2,986,003
 7,000,000    5.20%, 12/07/98                                 6,963,600
 9,000,000    5.08-5.11%, 12/09/98                            8,951,740
 7,000,000    5.13%, 12/18/98                                 6,953,117
 2,000,000    5.17-5.12%, 01/19/99                            1,977,309
                                                              ---------
                                                            114,350,011
                                                              ---------
-----------------------------------------------------------------------
Financial Services/Utilities (2.3%)

           National Rural Utilities
              Cooperative Finance Corp.
 1,150,000    5.15%, 12/03/98                                 1,144,736
 4,000,000    5.40%, 12/10/98                                 3,976,600
 1,000,000    5.22%, 12/14/98                                   993,765
13,000,000    5.14%, 01/14/99                                12,862,648
 5,000,000    5.05%, 01/22/99                                 4,942,486
                                                              ---------
                                                             23,920,235
                                                              ---------
-----------------------------------------------------------------------
Food & Beverage (1.8%)

           Campbell Soup Co.
17,500,000    5.36%, 11/19/98                                17,453,100
           Heinz H.J. Co.
1,000,000     5.18%, 11/24/98                                   996,691
  445,000     5.17%, 12/02/98                                   443,019
                                                              ---------
                                                             18,892,810
                                                              ---------
-----------------------------------------------------------------------
Heavy Equipment/Finance (0.5%)

           Caterpillar Financial Services, Inc.
 4,715,000    5.03-5.05%, 01/08/99                            4,670,024
-----------------------------------------------------------------------
Insurance (8.3%)
           AIG Funding, Inc.
 7,000,000    5.07%, 01/05/99                                 6,935,921
           Americal General Corp.
 2,000,000    5.11%, 12/09/98                                 1,989,212
           Lincoln National Corp. (Private Placement*)
10,000,000    5.47%, 11/02/98                                 9,998,480
           MetLife Funding, Inc.
10,614,000    5.23%, 11/04/98                                10,609,374
13,346,000    5.23%, 11/05/98                                13,338,245
 9,405,000    5.08%, 11/17/98                                 9,383,766
           Old Republic Capital Corp.
              (Private Placement*)
10,000,000    5.50%, 11/10/98                                 9,986,250
PRINCIPAL  SECURITY                                               VALUE
Commercial Paper (continued)
-----------------------------------------------------------------------
Insurance (continued)

           Principal Mutual Life Co.
$9,807,000    5.12-5.15%, 11/03/98                          $ 9,804,200
13,382,000    5.13%, 11/10/98                                13,364,838
 2,302,000    5.30-5.27%, 11/13/98                            2,297,933
                                                              ---------
                                                             87,708,219
                                                              ---------
-----------------------------------------------------------------------
Lease/ Finance (2.0%)

           IBM Credit Corp.
10,268,000    5.17%, 11/05/98                                10,262,102
 3,234,000    5.26%, 11/17/98                                 3,226,440
 4,569,000    5.05%, 11/19/98                                 4,557,463
 3,156,000    5.17%, 11/24/98                                 3,145,576
                                                              ---------
                                                             21,191,581
                                                              ---------
-----------------------------------------------------------------------
Miscellaneous Manufacturing (3.6%)

           Illinois Tool Works, Inc.
17,000,000    5.25%, 11/03/98                                16,995,042
10,000,000    5.06%, 01/12/99                                 9,898,800
 7,147,000    5.05%, 01/19/99                                 7,067,797
 3,969,000    5.07%, 02/02/99                                 3,917,016
                                                               --------
                                                             37,878,655
                                                               --------
-----------------------------------------------------------------------
Oil & Gas (2.1%)

           Chevron Transportation Corp.
              (Private Placement)
  5,000,000    5.29%, 11/06/98                                 4,996,326
  7,000,000    5.09%, 11/19/98                                 6,982,185
           Koch Industries, Inc.
              (Private Placement*)
10,000,000    5.21%, 11/18/98                                 9,975,397
                                                               --------
                                                             21,953,908
                                                               --------
-----------------------------------------------------------------------
Packaging/Containers (2.3%)

           Bemis Co., Inc.
 9,992,000    5.30-5.32%, 11/06/98                            9,984,617
14,500,000    5.08-5.20%, 12/03/98                           14,434,524
                                                               --------
                                                             24,419,141
                                                               --------
-----------------------------------------------------------------------
Pharmaceuticals/Personal Care (5.0%)

           Abbott Laboratories
35,000,000    5.03%, 11/17/98                                34,921,756
           Glaxo Wellcome, Inc. (Private Placement*)
10,000,000    5.03%, 01/22/99                                 9,885,428
           Pfizer, Inc. (Private Placement*)
 8,000,000    5.00%, 11/25/98                                 7,973,333
                                                               --------
                                                             52,780,517
                                                               --------
-----------------------------------------------------------------------
Premium Finance (2.3%)

           A.I. Credit Corp.
14,000,000    5.38-5.37%, 11/02/98                           13,997,909
10,000,000    5.44%, 11/09/98                                 9,987,911
                                                               --------
                                                             23,985,820
                                                               --------

Statement of Investments Nationwide(R) Money Market Fund continued
                                        October 31, 1998
PRINCIPAL  SECURITY                                               VALUE
Commercial Paper (continued)
-----------------------------------------------------------------------
Printing & Publishing (4.2%)

           E.W. Scripps Co. (Private Placement*)
$4,000,000    5.50%, 11/16/98                             $   3,990,833
 5,000,000    5.49%, 11/24/98                                 4,982,463
 4,000,000    5.41%, 12/10/98                                 3,976,812
 4,570,000    5.35%, 12/11/98                                 4,542,834
 5,000,000    5.05%, 01/14/99                                 4,948,097
 3,000,000    4.80%, 03/16/99                                 2,946,000
           McGraw Hill, Inc.
 4,000,000    5.35-5.48%, 11/05/98                            3,997,564
 3,300,000    5.50%, 11/06/98                                 3,297,479
11,262,000    5.34%, 12/18/98                                11,183,485
                                                              ---------
                                                             43,865,567
                                                              ---------

Total commercial paper (cost $997,750,025)                  997,750,025
                                                              ---------


U.S. Government and Agency
Obligations (5.4%)
-----------------------------------------------------------------------


           U.S. Treasury Bills
$5,000,000    4.24%, 02/18/99                              $  4,935,811
 5,000,000    3.90%, 03/04/99                                 4,933,375
           Federal Home Loan Mortgage Corp.
15,641,000    5.12%, 11/09/98                                15,623,204
 6,117,000    5.06%, 12/02/98                                 6,090,347
           Federal National Mortgage Association
 4,000,000    5.30%, 12/04/98                                 3,980,567
15,902,000    5.06%, 01/07/99                                15,752,247
           Federal National Mortgage
              Association Variable
 5,000,000    5.44%, 7/28/99                                  4,996,925
                                                               --------

Total U.S. government and agency obligations
              (cost $56,312,476)                             56,312,476
                                                               --------


Total investments (cost $1,054,062,501)                  $1,054,062,501
                                                         ==============

--------------------------------------------------------------------------------
Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

* Restricted Securities issued pursuant to Section 4(2) of the Securities Act of
1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
                 October 31, 1998
                                                                 Nationwide
                                                                    Mid Cap        Nationwide         Nationwide        Nationwide
                                                                Growth Fund       Growth Fund               Fund         Bond Fund
Assets
Investments in securities, at value (cost $7,162,259,        $    9,542,987    $  907,903,260     $2,177,226,502    $  139,544,293
    $578,386,398, $1,244,610,918, $134,219,294)
Repurchase agreements (cost $25,131,000)                               --                --           25,131,000              --
Cash                                                                  9,464             1,731               --                --
Receivable for Fund shares sold                                          78           178,116          5,513,464            47,826
Receivable from advisor                                              25,351              --                 --                --
Receivable for investment securities sold                              --          11,128,841               --                --
Accrued interest and dividends receivable                             1,353           188,250          2,202,589         2,185,711
Other receivables                                                       229            12,860               --                --
Prepaid asset                                                        13,560              --                 --                --
                                                             --------------    --------------     --------------    --------------
    Total assets                                                  9,593,022       919,413,058      2,210,073,555       141,777,830
                                                             --------------    --------------     --------------    --------------
Liabilities
Bank loan                                                              --                --                9,585           102,107
Payable for Fund shares redeemed                                       --             173,662            753,992            53,621
Payable for investment securities purchased                            --                --            2,613,427         4,748,433
Accrued management fees                                               4,486           420,790            975,886            58,194
Accrued administrative fees                                             523            40,375             81,885             8,147
Accrued transfer agent fees                                           1,238            77,152             99,495            14,932
Accrued distribution fees, Class A shares                                58               518              3,710               264
Accrued distribution fees, Class B shares                               190             1,157              9,822               296
Dividends payable                                                        23            18,118             10,460            86,630
Other accrued expenses                                                8,220           116,015            175,358            28,538
                                                             --------------    --------------     --------------    --------------
    Total liabilities                                                14,738           847,787          4,733,620         5,101,162
                                                             --------------    --------------     --------------    --------------
Net assets                                                   $    9,578,284    $  918,565,271     $2,205,339,935    $  136,676,668
                                                             ==============    ==============     ==============    ==============
Net assets represented by:
Capital                                                      $    7,068,988    $  571,681,000     $1,235,786,138    $  138,078,895
Net unrealized appreciation (depreciation)                        2,380,728       329,516,862        932,615,584         5,324,999
Accumulated undistributed net realized gain (loss)                  128,568        17,662,293         36,081,993        (6,803,271)
Accumulated undistributed (distributions in excess of)
    net investment income                                              --            (294,884)           856,220            76,045
                                                             --------------    --------------     --------------    --------------
Net assets                                                   $    9,578,284    $  918,565,271     $2,205,339,935    $  136,676,668
                                                             ==============    ==============     ==============    ==============
Net assets:
Class A Shares                                                      304,949         2,829,770         19,745,523         1,364,787
Class B Shares                                                      251,048         1,557,220         13,493,030           490,147
Class D Shares                                                    9,022,287       914,178,281      2,172,101,382       134,821,734
                                                             --------------    --------------     --------------    --------------
Total                                                        $    9,578,284    $  918,565,271     $2,205,339,935    $  136,676,668
                                                             ==============    ==============     ==============    ==============
Shares outstanding (unlimited number of shares authorized)
Class A Shares                                                       17,262           176,628            651,575           140,049
Class B Shares                                                       14,313            97,462            447,040            50,249
Class D Shares                                                      512,457        57,055,310         71,782,127        13,815,053
                                                             --------------    --------------     --------------    --------------
Total                                                               544,032        57,329,400         72,880,742        14,005,351
                                                             ==============    ==============     ==============    ==============
Net asset value per share:
Class A Shares                                               $        17.67    $        16.02     $        30.30    $         9.75
Class B Shares                                               $        17.54    $        15.98     $        30.18    $         9.75
Class D Shares                                               $        17.61    $        16.02     $        30.26    $         9.76

Offering price (100%/(100%-Maximum Sales Charge) of net
    asset value adjusted to nearest cent) per share*
Class A Shares                                               $        18.70    $        16.95     $        32.06    $        10.21
Class B Shares                                               $        17.54    $        15.98     $        30.18    $         9.75
Class D Shares                                               $        18.44    $        16.77     $        31.69    $        10.22
                                                             --------------    --------------     --------------    --------------
Maximum sales charge                                                   5.50%             5.50%              5.50%             4.50%
                                                             ==============    ==============     ==============    ==============


* Class A shares include a front-end sales charge
* For Class B Shares, the redemption price per share varies by length of time shares are held
* Class D shares include a front-end sales charge
See accompanying notes to financial statements.

Statement of Assets and Liabilities continued
                 October 31, 1998
                                                                                   Nationwide         Nationwide
                                                                  Nationwide     Intermediate          Long-Term        Nationwide
                                                                    Tax-Free  U.S. Government    U.S. Government      Money Market
                                                                 Income Fund        Bond Fund          Bond Fund              Fund
Assets
Investments in securities, at value (cost $247,517,837,      $   264,706,261  $    49,435,331    $    40,262,171   $ 1,054,062,501
$47,377,926, $36,827,439, $1,054,062,501)
Repurchase agreements (cost $1,683,000, $951,000)                       --          1,683,000            951,000              --
Cash                                                               1,650,172              189                461           282,347
Receivable for Fund shares sold                                        9,404           32,852              2,479         4,510,254
Receivable for investment securities sold                               --               --                 --                --
Receivable from Advisor                                                 --             18,009             24,359              --
Accrued interest and dividends receivable                          4,620,219          417,673            363,148             2,150
Other receivables                                                       --               --               15,386              --
Withholding tax reclaim receivable                                      --               --                 --                --
                                                             ---------------  ---------------    ---------------   ---------------
    Total assets                                                 270,986,056       51,587,054         41,619,004     1,058,857,252
                                                             ---------------  ---------------    ---------------   ---------------
Liabilities
Payable for Fund shares redeemed                                      28,388           36,721              3,959         9,428,787
Payable for investment securities purchased                        4,729,781             --                 --                --
Accrued management fees                                              112,966           22,436             17,628           357,892
Accrued administrative fees                                           15,579            3,141              2,468            48,625
Accrued transfer agent fees                                           16,269            4,259              3,328            74,770
Accrued distribution fees, Class A shares                                128               71                 41              --
Accrued distribution fees, Class B shares                                906              163                178              --
Accrued distribution fees, Class D shares                               --               --                 --                --
Dividends payable                                                    297,436           38,873             82,777           167,395
Other accrued expenses                                                44,681            3,753             10,123            90,942
                                                             ---------------  ---------------    ---------------   ---------------
    Total liabilities                                              5,246,134          109,417            120,502        10,168,411
                                                             ---------------  ---------------    ---------------   ---------------
Net assets                                                   $   265,739,922  $    51,477,637    $    41,498,502   $ 1,048,688,841
                                                             ===============  ===============    ===============   ===============
Net assets represented by:
Capital                                                      $   247,834,447  $    49,159,032    $    38,285,008   $ 1,048,687,113
Net unrealized appreciation (depreciation)                        17,188,424        2,057,405          3,434,732              --
Accumulated undistributed net realized gain (loss)                   716,165          261,200           (222,676)            1,822
Accumulated undistributed (distributions in excess of)
net investment income                                                    886             --                1,438               (94)
                                                             ---------------  ---------------    ---------------   ---------------
Net assets                                                   $   265,739,922  $    51,477,637    $    41,498,502   $ 1,048,688,841
                                                             ===============  ===============    ===============   ===============
Net assets:
Class A Shares                                                       600,996          331,998            200,879               N/A
Class B Shares                                                     1,476,527          296,845            351,846               N/A
Class D Shares                                                   263,662,399       50,848,794         40,945,777               N/A
                                                             ---------------  ---------------    ---------------   ---------------
Total                                                        $   265,739,922  $    51,477,637    $    41,498,502             $ N/A
                                                             ===============  ===============    ===============   ===============
Shares outstanding (unlimited number of shares authorized)                                                           1,048,687,226
Class A Shares                                                        56,416           31,452             17,069               N/A
Class B Shares                                                       138,501           28,129             29,927               N/A
Class D Shares                                                    24,736,565        4,811,502          3,478,944               N/A
                                                             ---------------  ---------------    ---------------   ---------------
Total                                                             24,931,482        4,871,083          3,525,940     1,048,687,226
                                                             ===============  ===============    ===============   ===============
Net asset value per share:                                                                                         $          1.00
Class A Shares                                               $         10.65  $         10.56    $         11.77               N/A
Class B Shares                                               $         10.66  $         10.55    $         11.76               N/A
Class D Shares                                               $         10.66  $         10.57    $         11.77               N/A

Offering price (100%/(100%-Maximum Sales Charge) of net
asset value adjusted to nearest cent) per share*                                                                   $          1.00
Class A Shares                                               $         11.15  $         11.06    $         12.32               N/A
Class B Shares                                               $         10.66  $         10.55    $         11.76               N/A
Class D Shares                                               $         11.16  $         11.07    $         12.32               N/A
                                                             ---------------  ---------------    ---------------   ---------------
Maximum sales charge                                                    4.50%            4.50%              4.50%             0.00%
                                                             ===============  ===============    ===============   ===============


* Class A shares include a front-end sales charge
* For Class B Shares, the redemption price per share varies by length of time shares are held
* Class D shares include a front-end sales charge
See accompanying notes to financial statements.

Statement of Operations
                 For the Period Ended October 31, 1998
                                                                     Nationwide
                                                                        Mid Cap        Nationwide       Nationwide       Nationwide
                                                                    Growth Fund       Growth Fund             Fund        Bond Fund
INVESTMENT INCOME
Income:
Dividends                                                          $     50,266      $  7,006,647     $ 27,209,199     $       --
Interest                                                                 11,562         1,293,240        3,768,510        8,698,102
                                                                   ------------      ------------     ------------     ------------
Total Income                                                             61,828         8,299,887       30,977,709        8,698,102
                                                                   ------------      ------------     ------------     ------------

Expenses:
Investment management fees                                               61,706         4,894,110        9,977,231          647,809
Distribution fees, Class A shares                                           204             1,838           11,051              717
Distribution fees, Class B shares                                           659             3,518           29,020              627
Distribution fees, Class D shares*                                       38,480              --               --               --
Administrative fees                                                       3,308           248,049          470,352           44,441
Transfer agent fees                                                      12,379           785,969        1,018,754          142,149
Shareholders' reports                                                     2,638           311,930          385,979           85,620
Registration fees                                                        20,225            35,107           93,261           20,096
Professional services                                                     6,872            30,575           48,190           10,870
Custodian fees                                                            4,120            52,621           74,323           22,020
Trustees' fees and expenses                                               1,542            14,920           34,635            2,910
Other                                                                     3,860           216,262          252,825           37,441
                                                                   ------------      ------------     ------------     ------------
    Total expenses before waived or reimbursed expenses                 155,993         6,594,899       12,395,621        1,014,700
Total waived or reimbursed expenses                                     (63,830)             --               --               --
                                                                   ------------      ------------     ------------     ------------
    Net expenses                                                         92,163         6,594,899       12,395,621        1,014,700
                                                                   ------------      ------------     ------------     ------------

Net investment income (loss)                                       $    (30,335)     $  1,704,988     $ 18,582,088     $  7,683,402
                                                                   ============      ============     ============     ============

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on investments                            $  1,160,626      $ 50,781,085     $111,188,022     $  2,719,870
Net change in unrealized appreciation (depreciation)                   (673,832)       75,659,903      261,994,601          822,095
                                                                   ------------      ------------     ------------     ------------
Net realized and unrealized gain (loss) on investments                  486,794       126,440,988      373,182,623        3,541,965
                                                                   ------------      ------------     ------------     ------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS:                  $    456,459      $128,145,976     $391,764,711     $ 11,225,367
                                                                   ============      ============     ============     ============

* Distribution fees for the Fund prior to Reorganization

See accompanying notes to financial statements.

Statement of Operations continued
                 For the Period Ended October 31, 1998
                                                                                     Nationwide       Nationwide
                                                                    Nationwide     Intermediate        Long-Term       Nationwide
                                                                      Tax-Free  U.S. Government  U.S. Government     Money Market
                                                                   Income Fund        Bond Fund        Bond Fund             Fund
INVESTMENT INCOME
Income:
Interest                                                          $ 14,622,152     $  2,943,271     $  2,791,626     $ 51,202,060
                                                                  ------------     ------------     ------------     ------------

Expenses
Investment management fees                                           1,505,626          266,473          254,928        4,079,072
Distribution fees, Class A shares                                          359              236              113             --
Distribution fees, Class B shares                                        2,563              384              491             --
Distribution fees, Class D shares*                                     465,630           80,591          178,777             --
Administrative fees                                                     88,596           16,351           13,998          257,123
Transfer agent fees                                                    144,397           38,102           34,092          701,561
Shareholders' reports                                                   91,451           24,359           16,925           32,800
Registration fees                                                       36,559           28,298           22,142           34,772
Professional services                                                   10,997            6,550           13,610           26,568
Custodian fees                                                          25,061            6,252           10,891           64,051
Trustees' fees and expenses                                              3,947              730            5,281           19,561
Other                                                                   51,899           10,616           10,503          412,817
                                                                  ------------     ------------     ------------     ------------
    Total expenses before waived or reimbursed expenses              2,427,085          478,942          561,751        5,628,325
Total waived or reimbursed expenses                                   (199,556)         (52,548)        (203,136)        (221,174)
                                                                  ------------     ------------     ------------     ------------
    Net expenses                                                     2,227,529          426,394          358,615        5,407,151
                                                                  ------------     ------------     ------------     ------------

Net investment income                                             $ 12,394,623     $  2,516,877     $  2,433,011     $ 45,794,909
                                                                  ============     ============     ============     ============

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on investments                           $  4,159,256     $  1,085,732     $    988,155     $        724
Net change in unrealized appreciation (depreciation)                 1,599,094          389,936        1,145,175             --
                                                                  ------------     ------------     ------------     ------------
Net realized and unrealized gain (loss) on investments               5,758,350        1,475,668        2,133,330              724
                                                                  ------------     ------------     ------------     ------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS:                 $ 18,152,973     $  3,992,545     $  4,566,341     $ 45,795,633
                                                                  ============     ============     ============     ============
* Distribution fees for the Fund prior to Reorganization

See accompanying notes to financial statements.

Statement of Changes in Net Assets
                 October 31, 1998
                                                   Nationwide                    Nationwide                    Nationwide
                                               Mid Cap Growth Fund              Growth Fund                       Fund
                                           Year ended    Year ended      Year ended     Year ended      Year ended      Year ended
                                          October 31,   October 31,     October 31,    October 31,     October 31,     October 31,
                                                 1998          1997            1998           1997            1998            1997
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)               $  (30,335)   $   19,747    $  1,704,988  $   5,769,105  $   18,582,088  $   15,679,007
Net realized gain (loss) on investments     1,160,626     1,768,865      50,781,085    102,060,567     111,188,022      76,009,135
Net change in unrealized appreciation
    (depreciation) of investments            (673,832)      366,366      75,659,903     95,167,674     261,994,601     296,992,877
                                           ----------    ----------    ------------  -------------  --------------  --------------
Net increase in net assets resulting
    from operations                           456,459     2,154,978     128,145,976    202,997,346     391,764,711     388,681,019
                                           ----------    ----------    ------------  -------------  --------------  --------------

Distribution to Class A shareholders from:
Net investment income                            --            --              --             --           (35,853)           --
                                           ----------    ----------    ------------  -------------  --------------  --------------
Distribution to Class B shareholders from:
Net investment income                            --            --              --             --            (7,101)           --
                                           ----------    ----------    ------------  -------------  --------------  --------------
Distribution to Class D shareholders
  from: (a)
Net investment income                            --         (14,409)     (1,711,836)    (6,066,772)    (18,866,799)    (15,825,647)
In excess of net investment income               --            --          (412,306)          --              --              --
Net realized gain from
   investment transactions                 (2,807,319)     (455,746)   (134,550,850)   (46,087,353)   (151,115,164)    (59,238,908)
                                           ----------    ----------    ------------  -------------  --------------  --------------
Decrease in net assets from shareholder
    distributions                          (2,807,319)     (470,155)   (136,674,992)   (52,154,125)   (170,024,917)    (75,064,555)

Capital share transactions:*
Net proceeds from sale of shares            1,360,213       509,644     141,145,310     72,950,910     666,962,584     258,190,771
Net asset value of shares issued to
    shareholders from
    reinvestment of dividends               2,767,469       464,389     134,704,429     51,457,653     161,657,080      70,531,213
Cost of shares redeemed                    (1,739,245)   (2,213,453)   (166,879,567)  (112,743,374)   (293,441,427)   (152,506,314)
                                           ----------    ----------    ------------  -------------  --------------  --------------
Increase (decrease) in net assets
    derived from capital
    share transactions                      2,388,437     1,239,420)    108,970,172     11,665,189     535,178,237     176,215,670
                                           ----------    ----------    ------------  -------------  --------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS          37,577       445,403     100,441,156    162,508,410     756,918,031     489,832,134
NET ASSETS--BEGINNING OF PERIOD             9,540,707     9,095,304     818,124,115    655,615,705   1,448,421,904     958,589,770
                                           ----------    ----------    ------------  -------------  --------------  --------------
NET ASSETS--END OF PERIOD                  $9,578,284    $9,540,707    $918,565,271  $ 818,124,115  $2,205,339,935  $1,448,421,904
                                           ==========    ==========    ============  =============  ==============  ==============

Undistributed net realized gain (loss) on investments
    included in net assets at
    end of period                          $  128,568    $1,768,865    $ 17,662,293  $ 101,432,058  $   36,081,993  $   76,009,135
                                           ==========    ==========    ============  =============  ==============  ==============
Undistributed (distributions in excess of) net investment
    income included in net assets at
    end of period                          $     --      $    3,325    $   (294,884) $          --  $      856,220  $    1,183,885
                                           ==========    ==========    ============  =============  ==============  ==============
Share Activity:*
Shares sold                                    71,220        24,523       8,740,819      4,900,859      22,743,520      10,843,635
Reinvestment of dividends                     144,592        24,012       8,931,831      3,793,570       5,738,483       3,363,376
Shares redeemed                               (88,913)      (98,638)    (10,469,110)    (7,721,538)    (10,115,134)     (6,650,915)
                                           ----------    ----------    ------------  -------------  --------------  --------------
Net increase (decrease) in number
  of shares                                   126,899       (50,103)      7,203,540        972,891      18,366,869       7,556,096
                                           ==========    ==========    ============  =============  ==============  ==============
* Both the Capital Transactions and Share Activity sections represent Classes A,
B, and D

(a) Combined data from Fund prior to and after Reorganization

See accompanying notes to financial statements.

Statement of Changes in Net Assets continued
                 October 31, 1998
                                                   Nationwide                Nationwide           Nationwide Intermediate
                                                   Bond Fund           Tax-Free Income Fund     U.S. Government Bond Fund
                                            Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
                                           October 31,   October 31,   October 31,  October 31,  October 31,  October 31,
                                                  1998          1997          1998         1997         1998         1997
Increase (Decrease) in Net Assets:
Operations:
Net investment income                     $  7,683,402  $  8,088,836  $ 12,394,623 $ 12,646,632 $  2,516,877 $  2,306,288
Net realized gain (loss) on investments      2,719,870         2,142     4,159,256    2,342,626    1,085,732      (81,299)
Net change in unrealized appreciation
    (depreciation) of investments              822,095     1,831,074     1,599,094    4,275,526      389,936    1,146,999
                                          ------------  ------------  ------------ ------------ ------------ ------------
Net increase in net assets resulting
    from operations                         11,225,367     9,922,052    18,152,973   19,264,784    3,992,545    3,371,988
                                          ------------  ------------  ------------ ------------ ------------ ------------

Distribution to Class A
  shareholders from:
Net investment income                          (16,370)          --         (6,390)          --       (4,837)          --
                                          ------------  ------------  ------------ ------------ ------------ ------------
Distribution to Class B
  shareholders from:
Net investment income                           (3,631)          --        (11,930)          --       (2,079)          --
                                          ------------  ------------  ------------ ------------ ------------ ------------
Distribution to Class D
   shareholders from: (a)
Net investment income                       (7,657,828)   (8,085,400)  (12,376,537) (12,646,632)  (2,509,961)  (2,306,288)
In excess of net investment income                  --           --             --          (87)          --           --
Net realized gain from
   investment transactions                          --           --     (1,813,545)          --     (341,559)        (437)
                                          ------------  ------------  ------------ ------------ ------------ ------------
Decrease in net assets from shareholder
    distributions                           (7,677,829)   (8,085,400)  (14,208,402) (12,646,719)  (2,858,436)  (2,306,725)

Capital share transactions:*
Net proceeds from sale of shares            33,695,932    14,913,782    16,799,406   16,022,089   30,536,170    5,663,442
Net proceeds from Reorganization                    --           --     16,007,718           --           --           --
Net asset value of shares issued
    to shareholders
    from reinvestment of dividends           6,457,902     6,679,886    10,158,526    8,939,393    2,280,605    1,727,803
Cost of shares redeemed                    (31,429,116)  (32,278,640)  (37,656,601) (39,735,005) (23,801,033)  (6,625,927)
                                          ------------  ------------  ------------ ------------ ------------ ------------
Increase (decrease) in net assets
    derived from
    capital share transactions               8,724,718   (10,684,972)    5,309,049  (14,773,523)   9,015,742      765,318
                                          ------------  ------------  ------------ ------------ ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS       12,272,256    (8,848,320)    9,253,620   (8,155,458)  10,149,851    1,830,581
NET ASSETS--BEGINNING OF PERIOD            124,404,412   133,252,732   256,486,302  264,641,760   41,327,786   39,497,205
                                          ------------  ------------  ------------ ------------ ------------ ------------
NET ASSETS--END OF PERIOD                 $136,676,668  $124,404,412  $265,739,922 $256,486,302 $ 51,477,637 $ 41,327,786
                                          ============  ============  ============ ============ ============ ============

Undistributed net realized gain
    (loss) on investments
    included in net assets
    at end of period                      $ (6,803,271) $ (9,523,141) $    716,165 $   (903,745)$   261,200  $   (482,973)
                                          ============  ============  ============ ============ ============ ============
Undistributed (distributions in
    excess of) net investment
    income included in net assets
    at end of period                      $     76,045  $     70,472  $        886 $         -- $         -- $         --
                                          ============  ============  ============ ============ ============ ============
Share Activity:*
Shares sold                                  3,489,490     1,606,337     1,582,608    1,554,772    2,924,042      562,553
Shares from Reorganization                          --            --     1,527,760           --           --           --
Reinvestment of dividends                      670,864       719,798       958,777      865,550      219,528      171,768
Shares redeemed                             (3,264,319)   (3,480,898)   (3,549,937)  (3,850,987)  (2,280,392)    (658,930)
                                          ------------  ------------  ------------ ------------ ------------ ------------
Net increase (decrease) in
  number of shares                             896,035    (1,154,763)      519,208   (1,430,665)     863,178       75,391
                                          ============  ============  ============ ============ ============ ============
* Both the Capital Transactions and Share Activity sections represent Classes A,
B, and D.

(a) Combined data from Fund prior to and after Reorganization

See accompanying notes to financial statements.

Statement of Changes in Net Assets continued
                 October 31, 1998
                                                                     Nationwide Long-Term                     Nationwide
                                                                   U.S. Government Bond Fund              Money Market Fund
                                                                 Year ended        Year ended         Year ended        Year ended
                                                                October 31,       October 31,        October 31,       October 31,
                                                                       1998              1997               1998              1997
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                         $   2,433,011    $    3,192,002    $    45,794,909   $    38,645,269
Net realized gain (loss) on investments                             988,155            90,839                724             1,103
Net change in unrealized appreciation (depreciation)
  of investments                                                  1,145,175         1,031,295               --                --
                                                              -------------    --------------    ---------------   ---------------
Net increase in net assets resulting from operations              4,566,341         4,314,136         45,795,633        38,646,372
                                                              -------------    --------------    ---------------   ---------------

Distribution to shareholders from: (a)
Net investment income                                                   N/A               N/A        (45,795,350)      (38,644,882)
In excess of net investment income                                      N/A               N/A               --                --
Net realized gain from investment transactions                          N/A               N/A               --                --

Distribution to Class A shareholders from:
Net investment income                                                (2,306)             --                  N/A               N/A
In excess of net investment income                                     --                --                  N/A               N/A
Net realized gain from investment transactions                         --                --                  N/A               N/A
                                                              -------------    --------------    ---------------   ---------------
Distribution to Class B shareholders from:
Net investment income                                                (2,607)             --                  N/A               N/A
In excess of net investment income                                     --                --                  N/A               N/A
Net realized gain from investment transactions                         --                --                  N/A               N/A
                                                              -------------    --------------    ---------------   ---------------
Distribution to Class D shareholders from: (c)
Net investment income                                            (2,427,797)       (3,191,909)               N/A               N/A
In excess of net investment income                                     --                --                  N/A               N/A
Net realized gain from investment transactions                         --                --                  N/A               N/A
                                                              -------------    --------------    ---------------   ---------------
Decrease in net assets from shareholder distributions            (2,432,710)       (3,191,909)       (45,795,350)      (38,644,882)

Capital share transactions: (b)
Net proceeds from sale of shares                                  1,585,748           362,854      1,471,783,844     1,058,258,745
Net proceeds from Reorganization                                       --                --            4,130,470              --
Net asset value of shares issued to shareholders from
reinvestment of dividends                                         1,258,888         1,610,983         43,764,561        36,945,028
Cost of shares redeemed                                         (12,028,646)      (13,283,912)    (1,291,647,722)   (1,004,047,620)
                                                              -------------    --------------    ---------------   ---------------
Increase (decrease) in net assets derived from
capital share transactions                                       (9,184,010)      (11,310,075)       228,031,153        91,156,153
                                                              -------------    --------------    ---------------   ---------------

NET INCREASE (DECREASE) IN NET ASSETS                            (7,050,379)      (10,187,848)       228,031,436        91,157,643
NET ASSETS--BEGINNING OF PERIOD                                  48,548,881        58,736,729        820,657,405       729,499,762
                                                              -------------    --------------    ---------------   ---------------
NET ASSETS--END OF PERIOD                                     $  41,498,502    $   48,548,881    $ 1,048,688,841   $   820,657,405
                                                              =============    ==============    ===============   ===============

Undistributed net realized gain (loss) on investments
included in net assets at end of period                       $    (222,676)   $   (1,210,831)   $         1,822   $         1,103
                                                              =============    ==============    ===============   ===============
Undistributed (distributions in excess of) net investment
income included in net assets at end of period                $       1,438    $        1,137    $          (94)   $          (935)
                                                              =============    ==============    ===============   ===============
Share Activity:*
Shares sold                                                         136,143            33,267      1,471,783,848     1,058,258,745
Shares from Reorganization                                             --                --            4,129,302              --
Reinvestment of dividends                                           110,525           147,681         43,764,561        36,945,028
Shares redeemed                                                  (1,059,585)       (1,218,791)    (1,291,647,722)   (1,004,047,620)
                                                              -------------    --------------    ---------------   ---------------
Net increase (decrease) in number of shares                        (812,917)       (1,037,843)       228,029,989        91,156,153
                                                              =============    ==============    ===============   ===============
(a) Money Market Fund only.
(b) Both the Capital Transactions and Share Activity sections represent Classes
A, B, and D (except for the Money Market Fund which has no Classes).
(c) Combined data from Fund prior to and after Reorganization

See accompanying notes to financial statements.

Notes to Financial Statements

1. Summary of Significant Accounting Policies
Nationwide Investing Foundation III ("NIF III" or the "Trust") is a diversified, open-end management investment company. NIF III was created under the laws of Ohio as an Ohio business trust pursuant to a declaration of Trust as of October 30, 1997, and is registered under the Investment Company Act of 1940, as amended. The Trust offers shares in nine separate mutual funds, each with its own investment objectives. The accompanying financial statements and financial highlights relate to the following eight funds:

  -  Nationwide Mid Cap Growth Fund
  -  Nationwide Growth Fund
  -  Nationwide Fund
       (together referred to as the "Stock Funds")
  -  Nationwide Bond Fund
  -  Nationwide Tax-Free Income Fund
  -  Nationwide Intermediate U.S. Government Bond Fund
  -  Nationwide Long-Term U.S. Government Bond Fund
       (together referred to as the "Bond Funds")
  -  Nationwide Money Market Fund

The Stock and Bond Funds currently offer Class A, B, and D shares. Class A shares are purchased with a front-end sales load and a .25% 12b-1 fee. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemption and a 1.00% 12b-1 fee for the Stock Funds and an .85% 12b-1 fee for the Bond Funds. Class D shares are purchased with a front-end sales load but no 12b-1 fee and are only offered to certain investors. The Money Market Fund, whose shares currently have no class designation, has no sales charge or 12b-1 fee.
   (a) Security Valuation
     (1)Mid Cap Growth, Growth, Fund, Bond, Tax-Free Income, Intermediate and Long-Term U.S. Government Bond Funds: Securities traded on a national securities exchange are valued at the last quoted sale price as provided by an independent pricing agent. Securities traded in the over-the-counter (OTC) market are valued at the last quoted sale price, or if no sale price, the last quoted bid price as provided by an independent pricing agent. U.S Government securities are quoted at the quoted bid price as provided by an independent pricing agent. Bonds are valued by a combination of daily quotes and matrix evaluations. Securities for which reliable market quotations are not available or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser are valued in accordance with procedures authorized by the Board of Trustees.
     (2) Money Market Fund:
        Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended.
     (3)All Funds:
        The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.
  (b)Security Transactions and Investment Income
     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and may include, where applicable, the pro rata amortization of premium or discount.
  (c)Federal Income Taxes
     Each of the funds in NIF III qualified as a regulated investment company under the Internal Revenue Code during the periods covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention of such funds to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the applicable fund. Withholding taxes have been paid or provided for in accordance with the applicable tax rates and rules.
     As of October 31, 1998, the Bond, Tax-free Income and Long-Term U.S. Government Bond Fund's had net capital loss carry forwards in the amounts of $6,803,271, $339,989 and $222,676, respectively. If unused, the Bond Fund carry forwards will expire within 3 to 6 years, the Tax-free Income Fund carry forwards will expire within 5 years, and the Long Term U.S. Government Bond Fund's carry forwards will expire within 4 to 5 years.
  (d)Dividends to Shareholders
     (1) Mid Cap Growth, Growth, and Fund:
         Dividend income is declared and paid quarterly and is recorded on the ex-dividend date.
     (2) Bond, Tax-Free Income, Intermediate and Long-Term U.S. Government Bond, and Money Market:
         Dividend income is declared and recorded daily and paid monthly.

     (3) All Funds
        Distributable net realized capital gains, if any, are declared and distributed at least annually.

        Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective funds.

        Accordingly, as of October 31, 1998, undistributed net investment income, undistributed net realized gains and capital paid in excess of par value have been adjusted. Negative amounts represent credits and positive amounts represent debits. The adjustments are as follows:

                 Capital Paid    Undistributed  Undistributed
                 In Excess of   Net Investment        Capital
                    Par Value           Income           Gain
Mid Cap Growth       $ 33,406      $   (27,010)      $(6,396)
Growth Fund           124,270         (124,270)           --
Fund                       --               --            --
Bond Fund                  --               --            --
Tax-Free Income Fund    6,327           (2,340)       (3,987)
Interm. U.S. Gv't
  Bond Fund                --               --            --
Long-Term U.S. Gv't
  Bond Fund                --               --            --

  (e)Expenses
     General expenses of the Trust, not directly attributable to a Fund or to any class of shares, are allocated to the Funds based upon each Fund's relative average net assets or an other appropriate basis, as approved by the Board of Trustees. Once these expenses are allocated to the Fund, they are sub-allocated to the classes based on total settled shares outstanding, for Bond funds, and total shares outstanding, for Stock funds. The Money Market Fund currently has no specific classes of shares. Direct expenses of a Fund are allocated to that Fund and thus sub-allocated to the classes in the methods mentioned above, with the exception of the Money Market Fund. Direct expenses of a class are allocated to that class unless otherwise directed by the Board of Trustees. Distribution fees are borne by the specific class of shares to which they apply.
  (f)Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Notes to Financial Statements
   October 31, 1998

  (g)Capital Share Transactions
     Transactions in class level shares of the Funds were as follows:
                                                                  Mid Cap Growth                        Growth
                                                        May 11, 1998        Year ended      May 11, 1998         Year ended
                                                      to October 31,       October 31,    to October 31,        October 31,
CAPITAL TRANSACTIONS:                                        1998(a)              1997           1998(a)               1997
Class A Shares:
    Proceeds from shares issued                       $     344,800       $       --      $   3,029,677       $        --
    Dividends reinvested                                       --                 --               --                  --
    Cost of shares redeemed                                 (18,755)              --           (178,907)               --
                                                      -------------       ------------    -------------       -------------
      Change in net assets                            $     326,045       $       --      $   2,850,770       $        --
                                                      =============       ============    =============       =============
Class B Shares:
    Proceeds from shares issued                       $     281,397       $       --      $   1,649,716       $        --
    Dividends reinvested                                       --                 --               --                  --
    Cost of shares redeemed                                 (17,090)              --            (97,466)               --
                                                      -------------       ------------    -------------       -------------
      Change in net assets                            $     264,307       $       --      $   1,552,250       $        --
                                                      =============       ============    =============       =============
                                                         Year ended         Year ended       Year ended          Year ended
                                                        October 31,        October 31,      October 31,         October 31,
                                                             1998(b)              1997           1998(b)               1997
Class D Shares:
    Proceeds from shares issued                       $     734,016       $    509,644    $ 136,465,917       $  72,950,910
    Dividends reinvested                                  2,767,469            464,389      134,704,429          51,457,653
    Cost of shares redeemed                              (1,703,400)        (2,213,453)    (166,603,194)       (112,743,374)
                                                      -------------       ------------    -------------       -------------
      Change in net assets                            $   1,798,085       $ (1,239,420)   $ 104,567,152       $  11,665,189
                                                      =============       ============    =============       =============

                                                       May 11, 1998         Year ended     May 11, 1998          Year ended
                                                     to October 31,        October 31,   to October 31,         October 31,
SHARE TRANSACTIONS:                                           1998(a)             1997             1998(a)             1997
Class A Shares:
    Issued                                                    18,405               --            188,025                --
    Reinvested                                                  --                                  --                  --
    Redeemed                                                  (1,143)              --            (11,397)               --
                                                       -------------       ------------    -------------       -------------
      Change in shares                                        17,262               --            176,628                --
                                                       =============       ============    =============       =============
Class B Shares:
    Issued                                                    15,253               --            103,812                --
    Reinvested                                                  --                                  --                  --
    Redeemed                                                    (940)              --             (6,350)               --
                                                       -------------       ------------    -------------       -------------
      Change in shares                                        14,313               --             97,462                --
                                                       =============       ============    =============       =============
                                                          Year ended         Year ended       Year ended          Year ended
                                                         October 31,        October 31,      October 31,         October 31,
                                                                1998(b)            1997             1998(b)             1997
Class D Shares:
    Issued                                                    37,562             24,523        8,448,982           4,900,859
    Reinvested                                               144,592             24,012        8,931,831           3,793,570
    Redeemed                                                 (86,830)           (98,638)     (10,451,363)         (7,721,538)
                                                       -------------       ------------    -------------       -------------
      Change in shares                                        95,324            (50,103)       6,929,450             972,891
                                                       =============       ============    =============       =============
(a) First offered to the public on May 11, 1998
(b) Combined data for Fund (Pre-Reorganization) and Class D (after
Regoranization).

Notes to Financial Statements
   October 31, 1998

                                                                      Fund                                Bond
                                                        May 11, 1998         Year ended    May 11, 1998          Year ended
                                                      to October 31,        October 31,  to October 31,         October 31,
CAPITAL TRANSACTIONS:                                           1998(a)            1997            1998(a)             1997
Class A Shares:
    Proceeds from shares issued                        $  20,601,894       $       --     $   1,409,285       $        --
    Dividends reinvested                                      34,351               --            13,581                --
    Cost of shares redeemed                               (1,354,138)              --           (64,710)               --
                                                       -------------       ------------   -------------       -------------
      Change in net assets                             $  19,282,107       $       --     $   1,358,156       $        --
                                                       =============       ============   =============       =============
Class B Shares:
    Proceeds from shares issued                        $  13,522,175       $       --     $     505,043       $        --
    Dividends reinvested                                       6,932               --             3,572                --
    Cost of shares redeemed                                 (411,234)              --           (17,744)               --
                                                       -------------       ------------   -------------       -------------
      Change in net assets                             $  13,117,873       $       --     $     490,871       $        --
                                                       =============       ============   =============       =============
                                                          Year ended         Year ended      Year ended          Year ended
                                                         October 31,        October 31,      October 31,         October 31,
                                                                1998(b)            1997            1998(b)             1997
Class D Shares:
    Proceeds from shares issued                        $ 632,838,515       $258,190,771   $  31,781,604       $  14,913,782
    Dividends reinvested                                 161,615,797         70,531,213       6,440,749           6,679,886
    Cost of shares redeemed                             (291,676,055)      (152,506,314)    (31,346,662)        (32,278,640)
                                                       -------------       ------------   -------------       -------------
      Change in net assets                             $ 502,778,257       $176,215,670   $   6,875,691       $ (10,684,972)
                                                       =============       ============   =============       =============

                                                        May 11, 1998         Year ended    May 11, 1998          Year ended
                                                      to October 31,        October 31,  to October 31,         October 31,
SHARE TRANSACTIONS:                                             1998(a)            1997            1998(a)             1997
Class A Shares:
    Issued                                                   696,756               --           145,277                --
    Reinvested                                                 1,217               --             1,388                --
    Redeemed                                                 (46,398)              --            (6,616)               --
                                                       -------------       ------------   -------------       -------------
      Change in shares                                       651,575               --           140,049                --
                                                       =============       ============   =============       =============
Class B Shares:
    Issued                                                   461,348               --            51,705                --
    Reinvested                                                   245               --               365                --
    Redeemed                                                 (14,553)              --            (1,821)               --
                                                       -------------       ------------   -------------       -------------
      Change in shares                                       447,040               --            50,249                --
                                                       =============       ============   =============       =============
                                                          Year ended         Year ended      Year ended          Year ended
                                                         October 31,        October 31,      October 31,        October 31,
                                                                1998(b)            1997            1998(b)             1997
Class D Shares:
    Issued                                                21,585,416         10,843,635       3,292,508           1,606,337
    Reinvested                                             5,737,021          3,363,376         669,111             719,798
    Redeemed                                             (10,054,183)        (6,650,915)     (3,255,882)         (3,480,898)
                                                       -------------       ------------   -------------       -------------
      Change in shares                                    17,268,254          7,556,096         705,737          (1,154,763)
                                                       =============       ============   =============       =============
(a) First offered to the public on May 11, 1998
(b) Combined data for Fund (Pre-Reorganization) and Class D (after
Regoranization).

Notes to Financial Statements
   October 31, 1998

                                                                Tax-Free Income          Intermediate U.S. Gov't Bond
                                                       May 11, 1998           Year ended    May 11, 1998         Year ended
                                                     to October 31,          October 31,  to October 31,        October 31,
CAPITAL TRANSACTIONS:                                          1998(a)              1997            1998(a)            1997
Class A Shares:
    Proceeds from shares issued                          $    628,673       $       --      $    371,555       $       --
    Dividends reinvested                                        5,219               --             4,611               --
    Cost of shares redeemed                                   (35,694)              --           (48,761)              --
                                                         ------------       ------------    ------------       ------------
      Change in net assets                               $    598,198       $       --      $    327,405       $       --
                                                         ============       ============    ============       ============
Class B Shares:
    Proceeds from shares issued                          $  1,461,484       $       --      $    298,918       $       --
    Dividends reinvested                                       10,353               --             1,475               --
    Cost of shares redeemed                                      --                 --            (5,496)              --
                                                         ------------       ------------    ------------       ------------
      Change in net assets                               $  1,471,837       $       --      $    294,897       $       --
                                                         ============       ============    ============       ============
                                                           Year ended         Year ended      Year ended         Year ended
                                                          October 31,       October 31,      October 31,        October 31,
                                                                 1998(b)            1997            1998(b)            1997
Class D Shares:
    Proceeds from shares issued                          $ 14,709,249       $ 16,022,089    $ 29,865,697       $  5,663,442
    Proceeds from Reorganization                           16,109,654               --              --                 --
    Dividends reinvested                                   10,142,954          8,939,393       2,274,519          1,727,803
    Cost of shares redeemed                               (37,620,907)       (39,735,005)    (23,746,776)        (6,625,927)
                                                         ------------       ------------    ------------       ------------
      Change in net assets                               $  3,340,950       $(14,773,523)   $  8,393,440       $    765,318
                                                         ============       ============    ============       ============

                                                         May 11, 1998         Year ended    May 11, 1998         Year ended
                                                       to October 31,        October 31,  to October 31,        October 31,
SHARE TRANSACTIONS:                                              1998(a)            1997            1998(a)            1997
Class A Shares:
    Issued                                                     59,311               --            35,666               --
    Reinvested                                                    490               --               438               --
    Redeemed                                                   (3,385)              --            (4,652)              --
                                                         ------------       ------------    ------------       ------------
      Change in shares                                         56,416               --            31,452               --
                                                         ============       ============    ============       ============
Class B Shares:
    Issued                                                    137,530               --            28,512               --
    Reinvested                                                    971               --               140               --
    Redeemed                                                     --                 --              (523)              --
                                                         ------------       ------------    ------------       ------------
      Change in shares                                        138,501               --            28,129               --
                                                         ============       ============    ============       ============
                                                           Year ended        Year ended        Year ended         Year ended
                                                          October 31,        October 31,      October 31,        October 31,
                                                                 1998(b)            1997            1998(b)            1997
Class D Shares:
    Issued                                                  1,385,767          1,554,772       2,859,864            562,553
    Issued from Reorganization                              1,527,760               --              --                 --
    Reinvested                                                957,316            865,550         218,950            171,768
    Redeemed                                               (3,546,552)        (3,850,987)     (2,275,217)          (658,930)
                                                         ------------       ------------    ------------       ------------
      Change in shares                                        324,291         (1,430,665)        803,597             75,391
                                                         ============       ============    ============       ============

(a) First offered to the public on May 11, 1998
(b) Combined data for Fund (Pre-Reorganization) and Class D (after
Regoranization).

Notes to Financial Statements
   October 31, 1998

                                                                                            Long-Term U.S. Gov't Bond
                                                                                         May 11, 1998         Year ended
                                                                                       to October 31,        October 31,
CAPITAL TRANSACTIONS:                                                                            1998(a)            1997
Class A Shares:
    Proceeds from shares issued                                                          $    194,674       $       --
    Dividends reinvested                                                                        2,221               --
    Cost of shares redeemed                                                                      (570)              --
                                                                                         ------------       ------------
      Change in net assets                                                               $    196,325       $       --
                                                                                         ============       ============
Class B Shares:
    Proceeds from shares issued                                                          $    360,886       $       --
    Dividends reinvested                                                                        1,906               --
    Cost of shares redeemed                                                                   (16,822)              --
                                                                                         ------------       ------------
      Change in net assets                                                               $    345,970       $       --
                                                                                         ============       ============
                                                                                           Year ended         Year ended
                                                                                          October 31,        October 31,
                                                                                                 1998(b)            1997
Class D Shares:
    Proceeds from shares issued                                                          $  1,030,188       $    362,854
    Proceeds from Reorganization                                                                 --                 --
    Dividends reinvested                                                                    1,254,761          1,610,983
    Cost of shares redeemed                                                               (12,011,254)       (13,283,912)
                                                                                         ------------       ------------
      Change in net assets                                                               $ (9,726,305)      $(11,310,075)
                                                                                         ============       ============

                                                                                         May 11, 1998         Year ended
                                                                                        to October 31,       October 31,
SHARE TRANSACTIONS:                                                                              1998(a)            1997
Class A Shares:
    Issued                                                                                     16,928               --
    Reinvested                                                                                    190               --
    Redeemed                                                                                      (49)              --
                                                                                         ------------       ------------
      Change in shares                                                                         17,069               --
                                                                                         ============       ============
Class B Shares:
    Issued                                                                                     31,226               --
    Reinvested                                                                                    163               --
    Redeemed                                                                                   (1,462)              --
                                                                                         ------------       ------------
      Change in shares                                                                         29,927               --
                                                                                         ============       ============
                                                                                           Year ended         Year ended
                                                                                          October 31,        October 31,
                                                                                                 1998(b)            1997
Class D Shares:
    Issued                                                                                     87,989             33,267
    Issued from Reorganization                                                                   --                 --
    Reinvested                                                                                110,172            147,681
    Redeemed                                                                               (1,058,074)        (1,218,791)
                                                                                         ------------       ------------
      Change in shares                                                                       (859,913)        (1,037,843)
                                                                                         ============       ============
(a) First offered to the public on May 11, 1998
(b) Combined data for Fund (Pre-Reorganization) and Class D (after
Regoranization).

Notes to Financial Statements
   October 31, 1998

2. Transaction With Affiliates
Mid Cap Growth, Growth, Fund, Bond, Tax-Free Income, Intermediate and Long Term U.S. Government Bond Funds and Money Market Funds Investment advisory services are provided to the NIF III Funds by Nationwide Advisory Services, Inc. (NAS), an affiliated company. Under the terms of the investment advisory agreement, NAS is entitled to receive fees based on a percentage of the average daily net assets of the Funds.

See management fee schedule in the following table.

Fees may be voluntarily waived or reimbursed to the Funds in order to maintain expense ratios at or below stated expense caps. For the Intermediate and Long-Term Government Bond Funds' expenses were limited to 1.04% for Class A, 1.64% for Class B, and 0.79% for Class D. The Mid Cap Growth Fund's expenses were limited to 1.25% for Class A, 2.00% for Class B, and 1.00% for Class D. During the period ended October 31, 1998, NAS voluntarily reduced expenses for Mid Cap Growth, Tax-Free Income, Intermediate and Long-Term U.S. Government, and the Money Market Funds in its amounts of $63,830, $199,556, $52,548, $203,136 and $211,174 respectively. These fees would not be payable in full if the effect of such payment would increase total expense (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

During the period ended October 31, 1998, NAS voluntarily waived advisory fees for the Money Market Fund in the amount of $221,174. Additional information regarding investment advisory fees paid or payable for NAS is as follows for the period ended October 31, 1998:

                                       Average Daily        Advisory    NAS Advisory
Fund                                   Net Assets (a)         Fee (a)        Fees (b)
-------------------------------------------------------------------------------------
Mid Cap Growth                                                             $   61,706
Growth                                                                     $4,894,110
Fund                                                                       $9,977,231
                                  Up to $250 million           0.60%
                                   Next $750 million          0.575%
                                     Next $1 billion           0.55%
                                     Next $3 billion          0.525%
                                 $5 billion and more           0.50%
-------------------------------------------------------------------------------------

Bond                                                                       $  647,809
Tax-Free Income                                                            $1,505,626
Intermediate U.S. Gov't                                                    $  266,473
Long-Term U.S. Gov't                                                       $  254,928
                                  Up to $250 million          0.50%
                                   Next $750 million         0.475%
                                     Next $1 billion          0.45%
                                     Next $3 billion         0.425%
                                 $5 billion and more          0.40%
-------------------------------------------------------------------------------------

Money Market                                                               $4,079,072
                                    Up to $1 billion          0.40%
                                     Next $1 billion          0.38%
                                     Next $3 billion          0.36%
                                 $5 billion and more          0.34%

(a) Current fee structure after the May 11, 1998, Reorganization for the Stock Funds, Bond Funds, and Money Market Fund.

(b) Combined data from Fund prior to and after Reorganization.

Notes to Financial Statements
   October 31, 1998
Per the Fund Administration Agreement, NAS also receives fees from the Funds for administrative services calculated daily and paid monthly according to the following schedule:

                                 Average Daily  Administration  Administration
Fund                                Net Assets             Fee             Fee
----                                ----------     -----------     -----------
Mid Cap Growth                                                       $   3,308
Growth                                                                 248,049
Fund                                                                   470,352
Bond                                                                    44,441
Tax-Free Income                                                         88,596
Intermediate U.S. Gov't                                                 16,351
Long-Term U.S. Gov't                                                    13,998
Money Market                                                           257,123
                           Up to $250 million          0.07%
                            Next $750 million          0.05%
                          $1 billion and more          0.04%

NAS also receives fees for services as principal underwriter in the form of front-end sales loads. Such fees are deducted from and are not included in proceeds from sales of capital shares for Class A and D shares. From such fees, NAS pays sales commissions, salaries, and other expenses. For the period ended October 31, 1998, the fees were as follows:

Fund                  Class A shares     Class D Shares
----                     -----------        -----------
Mid Cap Growth             $  12,869         $    7,427
Growth                       118,773            940,154
Fund                         780,701          2,722,270
Bond                          37,435             74,933
Tax-Free Income               18,151             69,623
Intermediate U.S. Gov't        9,755             15,611
Long-Term U.S. Gov't           4,602              2,555

NAS also receives fees for services as principal underwriter in the form of contingent deferred sales charges (CDSC's) for the Class B shares. Such fees range from 5% to 1% imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past five years. CDSC's collected on for the period ended October 31, 1998, on redemptions of Class B Shares were as follows:

Fund                                     Class B shares
----                                        -----------
Mid Cap Growth                                  $    --
Growth                                               --
Fund                                                254
Bond                                              6,107
Tax-Free Income                                     111
Intermediate U.S. Gov't                              --
Long-Term U.S. Gov't                                 --

NAS may also receive fees on the NIF III Funds for distribution pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of each class at an annual rate of 0.25% for Class A Shares of each Fund, 1.00% for Class B shares of the Stock Funds, and 0.85% for Class B shares of the Bond Funds. For the period ended October 31, 1998, the fees were as follows:

  Fund             Class A shares     Class B Shares   Class D Shares (a)
  ----                -----------        -----------        -------------
  Mid Cap Growth           $  204             $  659              $38,480
  Growth                    1,838              3,518                   --
  Fund                     11,051             29,020                   --
  Bond                        717                627                   --
  Tax-Free Income             359              2,653              465,630
  Intermediate U.S. Gov't     236                384               80,591
  Long-Term U.S. Gov't        113                491              178,777

During the period ended October 31, 1998, NAS voluntarily waived distribution fees for the Mid Cap Growth, Tax-Free Income, Intermediate and Long Term U.S. Government Bond Funds in the amounts of $38,480, $199,556, $34,539, and $178,777.

(a) Distribution Fees from the Funds prior to the May 11, 1998, Reorganization.

Notes to Financial Statements
   October 31, 1998
Nationwide Investors Services, Inc. (NISI), a subsidiary of NAS, acts as Transfer and Dividend Disbursing Agent for the Funds.

3. Reorganization
At a meeting on November 7, 1997, the Boards of Trustees for the Nationwide Investing Foundation (NIF), Nationwide Investing Foundation II (NIF II), and Financial Horizons Investment Trust (FHIT) approved the submission of an issue for shareholders of the NIF, NIF II and FHIT Funds, respectively. The issue to be considered was an Agreement and Plan of Reorganization and Liquidation (the "Reorganization") between the NIF, NIF II, FHIT respectively and Nationwide Investing Foundation III (the "New Trust"). At a Special Meeting of the NIF, NIF II, and FHIT Shareholders, held on February 18, 1998, the Reorganization was approved. The Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on May 11, 1998. The following transactions occurred:
  (a)The transfer of the net assets of the NIF Growth, NIF Fund, NIF Bond, and NIF II Tax-Free Income Funds to a series of the New Trust which bear the same names, in exchange for Class D shares which were distributed to shareholders for each of their respective Funds.
  (b)The transfer of the net assets of the NIF Money Market Fund to a series of the New Trust which bears the same name, in exchange for shares of the new series in the New Trust, which were distributed to the shareholders of the NIF Money Market Fund.
  (c)The transfer of the net assets of the NIF II U.S. Government Income Fund to a series of the New Trust which bears the name Nationwide Intermediate U.S. Government Bond Fund, in exchange for Class D shares of the Nationwide Intermediate U.S. Government Bond Fund, which were distributed to shareholders of the NIF II U.S. Government Income Fund.
  (d)The transfer of the net assets of the FHIT Cash Reserve Fund to a series of the New Trust which bears the name Nationwide Money Market Fund, in exchange for shares of the Nationwide Market Fund, which were distributed to shareholders of the FHIT Cash Reserve Fund.
  (e)The transfer of the net assets of the FHIT Growth Fund to a series of the New Trust which bears the name Nationwide Mid Cap Growth Fund, in exchange for Class D shares of the Nationwide Mid Cap Growth Fund, which were distributed to shareholders of the FHIT Growth Fund.
  (f)The transfer of the net assets of the FHIT U.S. Government Bond Fund to a series of the New Trust which bears the name Nationwide Long-Term U.S. Government Bond Fund, in exchange for Class D shares of the Nationwide Long-Term U.S. Government Bond Fund, which were distributed to the shareholders of the FHIT U.S. Government Bond Fund.
  (g)The transfer of the net assets of the FHIT Municipal Bond Fund to a series of the New Trust which bears the name Nationwide Tax-Free Income Fund, in exchange for Class D shares of the Nationwide Tax-Free Income Fund, which were distributed to the shareholders of the FHIT Municipal Bond Fund.
The following is a summary of shares outstanding, net asset value per share and unrealized appreciation immediately before and after the Reorganization:

                                                                 Before Reorganization            After Reorganization
                                                                          FHIT Growth   Nationwide Mid Cap Growth Fund
                                                                                 Fund*                (Class D Shares)
Shares                                                                         529,244                         529,244
Net assets                                                                $ 10,412,104                    $ 10,412,104
Net asset value:                                                          $      19.67                    $      19.67
Unrealized appreciation                                                   $     (7,267)                   $     (7,267)
                                                                 Before Reorganization            After Reorganization
                                                                     Nationwide Growth          Nationwide Growth Fund
                                                                                 Fund*                (Class D Shares)
Shares                                                                      58,974,459                      58,974,459
Net assets                                                               $ 973,860,861                   $ 973,860,861
Net asset value:                                                         $       16.51                   $       16.51
Unrealized appreciation                                                  $ 376,996,601                   $ 376,996,601

*Denotes surviving accounting entity

Notes to Financial Statements
   October 31, 1998

                                                                 Before Reorganization            After Reorganization
                                                                            Nationwide                 Nationwide Fund
                                                                                 Fund*                (Class D Shares)
Shares                                                                      66,709,378                      66,709,378
Net assets                                                              $1,997,239,223                  $1,997,239,223
Net asset value:                                                        $        29.94                  $        29.94
Unrealized appreciation                                                 $  947,678,171                  $  947,678,171
                                                                 Before Reorganization            After Reorganization
                                                                       Nationwide Bond            Nationwide Bond Fund
                                                                                 Fund*                (Class D Shares)
Shares                                                                      13,439,756                      13,439,756
Net assets                                                              $  128,008,745                   $ 128,008,745
Net asset value:                                                        $         9.52                   $        9.52
Unrealized appreciation                                                 $    3,510,206                   $   3,510,206
                                                                 Before Reorganization            After Reorganization
                                                            Nationwide            FHIT                      Nationwide
                                                       Tax-Free Income  Municipal Bond                 Tax-Free Income
                                                                 Fund*            Fund                (Class D Shares)
Shares                                                      24,143,180       1,430,808                      25,670,940
Net assets                                                $252,969,806  $   16,007,718                   $ 268,977,524
Net asset value:                                          $      10.48  $        11.19                   $       10.48
Unrealized appreciation                                   $ 13,424,189  $      629,072                   $  14,053,261
                                                                 Before Reorganization            After Reorganization
                                                                                  FHIT           Nationwide U.S. Long-
                                                                       Government Bond            Term Government Bond
                                                                                 Fund*                (Class D Shares)
Shares                                                                       3,845,833                       3,845,833
Net assets                                                              $   43,241,040                  $   43,241,040
Net asset value:                                                        $        11.24                  $        11.24
Unrealized appreciation                                                 $    1,902,379                  $    1,902,379
                                                                 Before Reorganization            After Reorganization
                                                                       Nationwide U.S.    Nationwide U.S. Intermediate
                                                                     Government Income                 Government Bond
                                                                                 Fund*                (Class D Shares)
Shares                                                                       4,424,094                       4,424,094
Net assets                                                              $   45,297,552                  $   45,297,552
Net asset value:                                                        $        10.24                  $        10.24
Unrealized appreciation                                                 $      924,514                  $      924,514
                                                                 Before Reorganization            After Reorganization
                                                            Nationwide            FHIT                      Nationwide
                                                          Money Market    Cash Reserve                    Money Market
                                                                 Fund*            Fund                            Fund
Shares                                                     888,109,330       4,129,302                     892,238,632
Net assets                                                $888,109,008   $   4,130,470                  $  892,239,478
Net asset value:                                          $       1.00   $        1.00                  $         1.00
Unrealized appreciation                                   $         --   $          --                  $           --
*Denotes surviving accounting entity

Notes to Financial Statements
   October 31, 1998
4. Bank Loans
The NIF III Trust has unsecured bank line of credit of $50,000,000. Borrowings under this arrangement bears interest at the Federal Funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required.

5. Investment Transactions
Purchases and sales of securities (excluding U.S. Government and short-term securities), and purchases and sales of U.S. Government Obligations for the year ended October 31, 1998, are summarized as follows:
                        NON U.S. GOVERNMENT  SECURITIES
                           Purchases              Sales
Mid Cap Growth           $ 4,401,713        $ 4,681,507
Growth                   337,761,279        360,130,198
Fund                     571,388,679        204,812,608
Bond                      63,418,457         39,391,550
Tax-Free Income           75,898,014         86,961,795
Interm Gov't Bond                 --                 --
Long-Term Gov't Bond              --                 --
Money Market                      --                 --

                            U.S. GOVERNMENT OBLIGATIONS
                           Purchases              Sales
Mid Cap Growth           $ 2,451,568        $ 2,726,960
Growth                   232,400,460         43,961,959
Fund                      40,427,344         42,668,438
Bond                      33,253,359         50,022,461
Tax-Free Income                   --                 --
Interm Gov't Bond         34,421,067         25,882,620
Long-Term Gov't Bond      22,013,108         31,646,083
Money Market             183,217,033        156,481,133

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation at October 31, 1998, are the following components:

                       GROSS           GROSS             NET
                  UNREALIZED      UNREALIZED      UNREALIZED
                APPRECIATION    DEPRECIATION    APPRECIATION
Mid Cap Growth  $  2,998,647   $    (617,919)   $  2,380,728
Growth           368,046,106     (38,529,244)    329,516,862
Fund             973,308,692     (40,693,108)    932,615,584
Bond               5,623,718        (298,719)      5,324,999
Tax-Free Income   17,352,197        (163,773)     17,188,424
Interm Gov't Bond  2,113,446         (56,041)      2,057,405
Long-Term
    Gov't Bond     3,434,732              --       3,434,732
Money Market              --              --              --

5. Federal Income Tax Information (unaudited)
For corporate shareholders, 100% of the Growth Fund and 100% of the Fund income dividends and short-term capital gain distributions in the fiscal year ended October 31, 1998, qualify for the corporate dividend received deduction. All of the distributions paid by the Tax-Free Income Fund during the fiscal year are exempt from federal income tax.

Financial Highlights
                 October 31, 1998
Nationwide Mid Cap Growth Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)
NET ASSET VALUE--BEGINNING OF PERIOD                                                            $19.67          $19.67
Net investment income                                                                            (0.03)          (0.07)
Net realized gain (loss) and unrealized appreciation (depreciation)                              (1.97)          (2.06)
                                                                                                ------          ------
    Total from investment operations                                                             (2.00)          (2.13)
Dividends from net investment income                                                                --              --
Distributions from net realized gain from investment transactions                                   --              --
                                                                                                ------          ------
    Total distributions                                                                             --              --
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                       (2.00)          (2.13)
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $17.67          $17.54
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                      (10.17%)        (10.83%)
Net Assets, End of Period (000)                                                                 $  305          $  251
Ratio of expenses to average net assets (d)                                                       1.23%           2.00%
Ratio of expenses to average net assets* (d)                                                      2.21%           2.98%
Ratio of net investment income to average net assets (d)                                         (0.70%)         (1.47%)
Ratio of net investment income to average net assets* (d)                                        (1.68%)         (2.45%)
Portfolio turnover (c)                                                                           46.33%          46.33%
Nationwide Mid Cap Growth Class D
    Years ended October 31,                    Class D
                                             Shares (b)
                                                   1998           1997            1996            1995            1994
NET ASSET VALUE--BEGINNING OF PERIOD            $22.87          $19.47          $18.17          $15.11          $14.17

Net investment income                            (0.06)           0.04            0.01           (0.01)           0.03
Net realized gain (loss) and unrealized
    appreciation (depreciation)                   1.29            4.38            3.28            3.23            0.95
                                                ------          ------          ------          ------          ------
      Total from investment operations            1.23            4.42            3.29            3.22            0.98
Dividends from net investment income                --           (0.03)             --              --           (0.04)
Distributions in excess of net investment income    --              --              --           (0.01)             --
Distributions from net realized gain from
    investment transactions                      (6.49)          (0.99)          (1.99)          (0.15)             --
                                                ------          ------          ------          ------          ------
      Total distributions                        (6.49)          (1.02)          (1.99)          (0.16)          (0.04)
                                                ------          ------          ------          ------          ------
Net increase (decrease) in net asset value       (5.26)           3.40            1.30            3.06            0.94
NET ASSET VALUE--END OF PERIOD                  $17.61          $22.87          $19.47          $18.17          $15.11
                                                ======          ======          ======          ======          ======
Total Return (excluding sales charges)            5.11%          23.66%          19.41%          21.57%           6.92%
Net Assets, End of Period (000)                 $9,022          $9,541          $9,095          $7,594          $6,787
Ratio of expenses to average net assets           0.93%           0.96%           1.44%           1.47%           1.59%
Ratio of expenses to average net assets*          1.57%           1.70%           1.69%           1.72%           1.90%
Ratio of net investment income to average
  net assets                                     (0.30%)          0.20%           0.03%          (0.05%)          0.21%
Ratio of net investment income to average
  net assets*                                    (0.94%)         (0.54%)         (0.22%)         (0.30%)         (0.82%)
Portfolio Turnover                               46.33%          40.69%          17.19%          29.19%          14.14%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized
* Ratios calculated as if no expenses were waived or reimbursed

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Growth Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)
NET ASSET VALUE--BEGINNING OF PERIOD                                                            $16.51         $ 16.51
Net investment income                                                                            (0.02)          (0.04)
Net realized gain (loss) and unrealized appreciation (depreciation)                              (0.47)          (0.49)
                                                                                                ------          ------
    Total from investment operations                                                             (0.49)          (0.53)
Dividends from net investment income                                                                --              --
Distributions from net realized gain from investment transactions                                  --              --
                                                                                                ------          ------
    Total distributions                                                                             --              --
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                       (0.49)          (0.53)
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $16.02          $15.98
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                       (2.97%)         (3.21%)
Net Assets, End of Period (000)                                                                 $2,830          $1,557
Ratio of expenses to average net assets (d)                                                       1.11%           1.88%
Ratio of net investment income to average net assets (d)                                         (0.38%)         (1.16%)
Portfolio turnover (c)                                                                           38.61%          38.61%
Nationwide Growth Fund Class D
    Years ended October 31,                   Class D
                                            Shares (b)
                                                  1998            1997            1996            1995            1994

NET ASSET VALUE--BEGINNING OF PERIOD            $16.32          $13.34          $13.22          $11.35          $11.14
Net investment income                             0.03            0.12            0.16            0.21            0.09
Net realized gain (loss) and unrealized
     appreciation (depreciation)                  2.32            3.94            1.36            2.10            0.53
                                                ------          ------          ------          ------          ------
      Total from investment operations            2.35            4.06            1.52            2.31            0.62
Dividends from net investment income             (0.03)          (0.12)          (0.16)          (0.20)          (0.19)
Dividends in excess of net investment income     (0.01)             --              --              --              --
Distributions from net realized gain from
     investment transactions                     (2.61)          (0.96)          (1.24)          (0.24)          (0.22)
                                                ------          ------          ------          ------          ------
      Total distributions                        (2.65)          (1.08)          (1.40)          (0.44)          (0.41)
                                                ------          ------          ------          ------          ------
Net increase (decrease) in net asset value       (0.30)           2.98            0.12            1.87            0.21
                                                ------          ------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                  $16.02          $16.32          $13.34          $13.22          $11.35
                                                ======          ======          ======          ======          ======
Total Return (excluding sales charges)           15.94%          32.12%          12.36%          21.01%           5.73%
Net Assets, End of Period (000)               $914,178        $818,124        $655,616        $582,927        $464,715
Ratio of expenses to average net assets           0.73%           0.64%           0.64%           0.66%           0.68%
Ratio of net investment income to average
    net assets                                    0.19%           0.81%           1.20%           1.66%           1.71%
Portfolio turnover                               38.61%          45.07%          25.61%          27.10%          14.50%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)
NET ASSET VALUE--BEGINNING OF PERIOD                                                            $29.94          $29.94
Net investment income                                                                             0.06              --
Net realized gain (loss) and unrealized appreciation (depreciation)                               0.38            0.27
                                                                                                ------          ------
    Total from investment operations                                                              0.44            0.27
Dividends from net investment income                                                             (0.08)          (0.03)
Distributions from net realized gain from investment transactions                                  --              --
                                                                                                ------          ------
    Total distributions                                                                          (0.08)          (0.03)
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                        0.35            0.23
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $30.30          $30.18
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                        1.48%           0.90%
Net Assets, End of Period (000)                                                                 $19,746         $13,493
Ratio of expenses to average net assets (d)                                                       1.00%           1.75%
Ratio of net investment income to average net assets (d)                                          0.54%          (0.20%)
Portfolio turnover (c)                                                                           13.47%          13.47%
Nationwide Fund Class D
    Years ended October 31,                   Class D
                                            Shares (b)
                                                  1998            1997            1996            1995            1994
NET ASSET VALUE--BEGINNING OF PERIOD            $26.57          $20.41          $17.35          $16.12          $16.55

Net investment income                             0.30            0.31            0.36            0.31            0.37
Net realized gain (loss) and unrealized
    appreciation (depreciation)                   6.23            7.44            3.98            2.49            0.41
                                               -------         -------          ------          ------          ------
      Total from investment operations            6.53            7.75            4.34            2.80            0.78
Dividends from net investment income             (0.30)          (0.31)          (0.35)          (0.31)          (0.36)
Distributions from net realized gain from
    investment transactions                      (2.54)          (1.28)          (0.93)          (1.26)          (0.85)
                                               -------         -------          ------          ------          ------
      Total distributions                        (2.84)          (1.59)          (1.28)          (1.57)          (1.21)
                                               -------         -------          ------          ------          ------
Net increase (decrease) in net asset value        3.69            6.16            3.06            1.23           (0.43)
                                               -------         -------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                 $ 30.26         $ 26.57          $20.41          $17.35          $16.12
                                               =======         =======          ======          ======          ======
Total Return (excluding sales charges)           25.73%          40.17%          26.11%          19.24%           4.88%
Net Assets, End of Period (000)             $2,172,101      $1,448,422        $958,590        $795,666        $706,674
Ratio of expenses to average net assets           0.66%           0.60%           0.61%           0.63%           0.63%
Ratio of net investment income to average
    net assets                                    1.00%           1.32%           1.89%           1.95%           2.26%
Portfolio turnover                               13.47%          14.94%          16.71%          16.50%          15.40%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Bond Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)
NET ASSET VALUE--BEGINNING OF PERIOD                                                            $ 9.52          $ 9.52
Net investment income                                                                             0.26            0.23
Net realized gain (loss) and unrealized appreciation (depreciation)                               0.23            0.23
                                                                                                ------          ------
    Total from investment operations                                                              0.49            0.46
Dividends from net investment income                                                             (0.26)          (0.23)
Distributions from net realized gain from investment transactions                                  --              --
                                                                                                ------          ------
    Total distributions                                                                          (0.26)          (0.23)
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                        0.23            0.23
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $ 9.75          $ 9.75
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                        5.18%           4.85%
Net Assets, End of Period (000)                                                                 $1,365          $  490
Ratio of expenses to average net assets (d)                                                       1.17%           1.81%
Ratio of net investment income to average net assets (d)                                          5.48%           4.93%
Portfolio turnover (c)                                                                           70.31%          70.31%
Nationwide Bond Fund Class D
    Years ended October 31,                   Class D
                                            Shares (b)
                                                  1998            1997            1996            1995            1994
NET ASSET VALUE--BEGINNING OF PERIOD            $ 9.49          $ 9.34          $ 9.50          $ 8.46          $10.07

Net investment income                             0.57            0.60            0.61            0.63            0.60
Net realized gain (loss) and unrealized
    appreciation (depreciation)                   0.27            0.15           (0.15)           1.04           (1.56)
                                                ------          ------          ------          ------          ------
      Total from investment operations            0.84            0.75            0.46            1.67           (0.96)
Dividends from net investment income             (0.57)          (0.60)          (0.62)          (0.63)          (0.65)
Distributions from net realized gain from
     investment transactions                        --              --              --              --              --
                                                ------          ------          ------          ------          ------
      Total distributions                        (0.57)          (0.60)          (0.62)          (0.63)          (0.65)
                                                ------          ------          ------          ------          ------
Net increase (decrease) in net asset value        0.27            0.15           (0.16)           1.04           (1.61)
                                                ------          ------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                  $ 9.76          $ 9.49          $ 9.34          $ 9.50          $ 8.46
                                                ======          ======          ======          ======          ======
Total Return (excluding sales charges)            9.11%           8.33%           5.05%          20.41%          (9.81%)
Net Assets, End of Period (000)               $134,822        $124,404        $133,253        $133,633        $124,455
Ratio of expenses to average net assets           0.78%           0.72%           0.70%           0.71%           0.71%
Ratio of net investment income to average
    net assets                                    5.93%           6.43%           6.60%           7.04%           7.11%
Portfolio turnover                               70.31%          70.63%          38.95%          70.40%          58.00%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Tax-Free Income Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)
NET ASSET VALUE--BEGINNING OF PERIOD                                                            $10.48          $10.48
Net investment income                                                                             0.23            0.20
Net realized gain (loss) and unrealized appreciation (depreciation)                               0.17            0.18
                                                                                                ------          ------
    Total from investment operations                                                              0.40            0.38
Dividends from net investment income                                                             (0.23)          (0.20)
Distributions from net realized gain from investment transactions                                  --              --
                                                                                                ------          ------
    Total distributions                                                                          (0.23)          (0.20)
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                        0.17            0.18
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $10.65          $10.66
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                        3.86%           3.66%
Net Assets, End of Period (000)                                                                 $  601          $1,477
Ratio of expenses to average net assets (d)                                                       1.06%           1.66%
Ratio of net investment income to average net assets (d)                                          4.50%           3.94%
Portfolio turnover (c)                                                                           28.88%          28.88%
Nationwide Tax-Free Income Fund Class D
    Years ended October 31,                   Class D
                                            Shares (b)
                                                  1998            1997            1996            1995            1994

NET ASSET VALUE--BEGINNING OF PERIOD            $10.51          $10.24          $10.22          $ 9.40          $10.95

Net investment income                             0.50            0.50            0.51            0.51            0.53
Net realized gain (loss) and unrealized
     appreciation (depreciation)                  0.23            0.27            0.02            0.84           (1.45)
                                                ------          ------          ------          ------          ------
      Total from investment operations            0.73            0.77            0.53            1.35           (0.92)
Dividends from net investment income             (0.50)          (0.50)          (0.51)          (0.53)          (0.51)
Distributions from net realized gain from
    investment transactions                      (0.08)             --              --              --           (0.12)
                                                ------          ------          ------          ------          ------
      Total distributions                        (0.58)          (0.50)          (0.51)          (0.53)          (0.63)
                                                ------          ------          ------          ------          ------
Net increase (decrease) in net asset value        0.15            0.27            0.02            0.82           (1.55)
                                                ------          ------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                  $10.66          $10.51          $10.24          $10.22          $ 9.40
                                                ======          ======          ======          ======          ======
Total Return (excluding sales charges)            7.09%           7.72%           5.31%          14.66%          (8.74%)
Net Assets, End of Period (000)               $263,662        $256,486        $264,642        $262,484        $241,097
Ratio of expenses to average net assets           0.85%           0.96%           0.96%           0.98%           0.99%
Ratio of expense to average net assets*           0.93%           1.11%           1.11%           1.13%           1.14%
Ratio of net investment income to average
  net assets                                      4.73%           4.85%           4.98%           5.20%           5.02%
Ratio of net investment income to average
  net assets*                                     4.65%           4.70%           4.83%           5.05%           4.87%
Portfolio turnover                               28.88%          39.49%          24.15%          31.70%          59.20%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized * Ratios calculated as if no expenses were waived

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Intermediate U.S. Government Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)

NET ASSET VALUE--BEGINNING OF PERIOD                                                            $10.24          $10.24
Net investment income                                                                             0.26            0.23
Net realized gain (loss) and unrealized appreciation (depreciation)                               0.32            0.31
                                                                                                ------          ------
    Total from investment operations                                                              0.58            0.54
Dividends from net investment income                                                             (0.26)          (0.23)
Distributions from net realized gain from investment transactions                                  --              --
                                                                                                ------          ------
    Total distributions                                                                          (0.26)          (0.23)
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                        0.32            0.31
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $10.56          $10.55
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                        5.69%           5.29%
Net Assets, End of Period (000)                                                                 $  332          $  297
Ratio of expenses to average net assets (d)                                                       1.04%           1.64%
Ratio of expenses to average net assets* (d)                                                      1.17%           1.86%
Ratio of net investment income to average net assets (d)                                          5.10%           4.59%
Ratio of net investment income to average net assets* (d)                                         4.97%           4.37%
Portfolio turnover (c)                                                                           59.52%          59.52%
Nationwide Intermediate U.S. Government
Class D                                        Class D
    Years ended October 31,                 Shares (b)
                                                  1998            1997            1996            1995            1994
NET ASSET VALUE--BEGINNING OF PERIOD            $10.31          $10.04          $10.12          $ 9.22          $10.26

Net investment income                             0.56            0.59            0.59            0.59            0.54
Net realized gain (loss) and unrealized
    appreciation (depreciation)                   0.34            0.27           (0.08)           0.89           (0.96)
                                                ------          ------          ------          ------          ------
      Total from investment operations            0.90            0.86            0.51            1.48           (0.42)
Dividends from net investment income             (0.56)          (0.59)          (0.58)          (0.58)          (0.55)
Dividends in excess of net investment income        --              --           (0.01)             --             --
Distributions from net realized gain from
    investment transactions                      (0.08)             --              --              --           (0.07)
                                                ------          ------          ------          ------          ------
      Total distributions                        (0.64)          (0.59)          (0.59)          (0.58)          (0.62)
                                                ------          ------          ------          ------          ------
Net increase (decrease) in net asset value        0.26            0.27           (0.08)           0.90           (1.04)
                                                ------          ------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                  $10.57          $10.31          $10.04          $10.12          $ 9.22
                                                ======          ======          ======          ======          ======
Total Return (excluding sales charges)            9.03%           8.86%           5.28%          16.47%          (4.20%)
Net Assets, End of Period (000)                $50,849         $41,328         $39,497         $39,777         $37,749
Ratio of expenses to average net assets           0.92%           1.07%           1.06%           1.08%           1.09%
Ratio of expense to average net assets*           1.03%           1.22%           1.21%           1.23%           1.24%
Ratio of net investment income to average
  net assets                                      5.43%           5.85%           5.86%           5.92%           5.62%
Ratio of net investment income to average
  net assets*                                     5.32%           5.70%           5.71%           5.77%           5.47%
Portfolio turnover                               59.52%          26.58%           9.30%          25.40%          67.50%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized
* Ratios calculated as if no expenses were waived or reimbursed

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Long-Term U.S. Government Fund
    Periods ended October 31, 1998                                                                1998            1998
                                                                                               Class A         Class B
                                                                                             Shares(a)       Shares(a)
NET ASSET VALUE--BEGINNING OF PERIOD                                                            $11.24          $11.24
Net investment income                                                                             0.28            0.25
Net realized gain (loss) and unrealized appreciation (depreciation)                               0.53            0.52
                                                                                                ------          ------
    Total from investment operations                                                              0.81            0.77
Dividends from net investment income                                                             (0.28)          (0.25)
Distributions from net realized gain from investment transactions                                   --              --
                                                                                                ------          ------
    Total distributions                                                                          (0.28)          (0.25)
                                                                                                ------          ------
Net increase (decrease) in net asset value                                                        0.53            0.52
                                                                                                ------          ------
NET ASSET VALUE--END OF PERIOD                                                                  $11.77          $11.76
                                                                                                ======          ======
Total Return (excluding sales charges) (c)                                                        7.32%           6.90%
Net Assets, End of Period (000)                                                                 $  201          $  352
Ratio of expenses to average net assets (d)                                                       1.04%           1.64%
Ratio of expenses to average net assets* (d)                                                      1.28%           1.90%
Ratio of net investment income to average net assets (d)                                          5.09%           4.52%
Ratio of net investment income to average net assets* (d)                                         4.85%           4.26%
Portfolio turnover (c)                                                                           51.12%          51.12%
Nationwide Long-Term U.S. Government
Class D                                        Class D
    Years ended October 31,                 Shares (b)
                                                  1998            1997            1996            1995            1994
NET ASSET VALUE--BEGINNING OF PERIOD            $11.19          $10.92          $11.07          $10.12          $11.31

Net investment income                             0.63            0.66            0.68            0.68            0.58
Net realized gain (loss) and unrealized
    appreciation (depreciation)                   0.58            0.27           (0.15)           0.95           (1.10)
                                                ------          ------          ------          ------          ------
      Total from investment operations            1.21            0.93            0.53            1.63           (0.52)
Dividends from net investment income             (0.63)          (0.66)          (0.68)          (0.68)          (0.58)
Distributions from net realized gain from
    investment transactions                         --              --              --              --           (0.09)
                                                ------          ------          ------          ------          ------
      Total distributions                        (0.63)          (0.66)          (0.68)          (0.68)          (0.67)
                                                ------          ------          ------          ------          ------
Net increase (decrease) in net asset value        0.58            0.27           (0.15)           0.95           (1.19)
                                                ------          ------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                  $11.77          $11.19          $10.92          $11.07          $10.12
                                                ======          ======          ======          ======          ======
Total Return (excluding sales charges)           11.15%           8.84%           5.01%          16.68%          (4.75%)
Net Assets, End of Period (000)                $40,946         $48,549         $58,737         $69,190         $70,218
Ratio of expenses to average net assets           0.82%           0.85%           0.84%           0.89%           1.28%
Ratio of expenses to average net assets*          1.28%           1.60%           1.59%           1.58%           1.58%
Ratio of net investment income to average
  net assets                                      5.55%           6.04%           6.26%           6.42%           5.42%
Ratio of net investment income to average
  net assets*                                     5.09%           5.29%           5.51%           5.73%           5.12%
Portfolio turnover                               51.12%          52.10%          21.04%         140.55%         174.40%

(a) Period from May 11, 1998 to October 31, 1998
(b) Combined data from Fund prior to and after Reorganization
(c) Not annualized
(d) Annualized
* Ratios calculated as if no expenses were waived or reimbursed

See accompanying notes to financial statements.

Financial Highlights
                 October 31, 1998
Nationwide Money Market Fund
    Years ended October 31,

                                                1998 (a)          1997            1996            1995            1994

NET ASSET VALUE--BEGINNING OF PERIOD          $   1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
Net investment income                             0.05            0.05            0.05            0.05            0.03
Dividends from net investment income             (0.05)          (0.05)          (0.05)          (0.05)          (0.03)
                                              --------          ------          ------          ------          ------
NET ASSET VALUE--END OF PERIOD                $   1.00          $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                              ========          ======          ======          ======          ======
Total Return (excluding sales charges)            5.15%           5.07%           5.05%           5.46%           3.34%
Net Assets, End of Period (000)             $1,048,689        $820,657        $729,500        $604,711        $491,737
Ratio of expenses to average net assets           0.59%           0.59%           0.60%           0.62%           0.65%
Ratio of expenses to average net assets*          0.61%           0.64%           0.65%           0.67%           0.70%
Ratio of net investment income to average
    net assets                                    5.03%           4.96%           4.93%           5.34%           3.33%
Ratio of net investment income to average
    net assets*                                   5.01%           4.91%           4.88%           5.29%           3.28%

(a) Combined data from Reorganization

*   Ratios calculated as if no expenses were waived

See accompanying notes to financial statements.

Independent Auditors' Report

The Shareholders and Board of Trustees
of Nationwide Investing Foundation III:

   We have audited the accompanying statements of assets and liabilities of Nationwide Investing Foundation III (comprised of Nationwide Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Intermediate U.S. Government Bond Fund, Nationwide Long-Term U.S. Government Bond Fund and Nationwide Money Market Fund, collectively the Funds), including the statements of investments, as of October 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1998, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising Nationwide Investing Foundation III at October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                    KPMG Peat Marwick LLP


Columbus, Ohio
December 11, 1998

Trustees

Dimon R. McFerson
Chairman
Columbus, Ohio

Dr. John C. Bryant
Cincinnati, Ohio

Dr. C. Brent DeVore
Westerville, Ohio

Sue A. Doody
Columbus, Ohio

Robert M. Duncan
Columbus, Ohio

Charles L. Fuellgraf, Jr.
Butler, Pennsylvania

Dr. Thomas J. Kerr, IV
Westerville, Ohio

Douglas F. Kridler
Columbus, Ohio

Nancy C. Thomas
Louisville, Ohio

Harold W. Weihl
Bowling Green, Ohio

David C. Wetmore
Reston, Virginia

Officers

James F. Laird, Jr. - Treasurer
Elizabeth A. Davin - Secretary
Patricia J. Smith - Assistant Secretary
Charles S. Bath - Assistant Treasurer
Craig A. Carver - Assistant Treasurer
Christopher A. Cray - Assistant Treasurer
Scott A. Englehart - Assistant Treasurer
H. Carl Juckett - Assistant Treasurer
Edwin P. McCausland, Jr. - Assistant Treasurer
Karen R. Tackett - Assistant Treasurer

Transfer Agent
Nationwide Investors Services, Inc.
P.O. Box 1492
Columbus, Ohio  43216-1492

Custodian
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

Legal Counsel
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio  43215-2220

Independent Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio  43215-2537

Distributor
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio  43215-2220

LOGO:

NATIONWIDE ADVISORY SERVICES, INC.

Columbus, OH 43216-1492    1-800-848-0920


Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, OH  43215-2220
Photos: Watch, Leaves

Nationwide Family of Funds
Photos: Compass & Building
Toll-Free Telephone Assistance - General Account Service and Exchanges:
  1-800-848-0920
NAS NOW - Fund Information Available 24 Hours a Day, Seven Days a Week:
  1-800-637-0012
Internet Site - www.nationwidefunds.com


Nationwide Family of Funds
Three Nationwide Plaza
Columbus, Ohio  43215-2220

October 1998
Annual Report

Bulk Rate
U.S. Postage
Paid
Berwyn, IL
Permit No. 150

HS-402-M